UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

VOLITIONRX LIMITED
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

VOLITIONRX LIMITED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 18, 2025

To Our Stockholders:

Notice is hereby given that the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of VolitionRx Limited, which we refer to as VolitionRx, the Company, we or us, will be held at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, at 3:30 p.m. British Summer Time on Wednesday, June 18, 2025, for the following purposes:

1.

Election of Directors. To elect eight directors to serve until the next annual meeting of stockholders, and until each such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal;

2.

Ratification of Selection of Independent Registered Public Accounting Firm. To ratify the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025;

3.

Non-Binding Advisory Vote to Approve Named Executive Officer Compensation. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement;

4.

Approval of Second Amendment to Restated Certificate to Increase Authorized Shares. To approve a second amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock, $0.001 par value per share, from 175,000,000 to 325,000,000; and

5.	Other Business. To consider and act upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Company’s board of directors unanimously recommends that you vote “FOR” the election of each of the director nominees named in Proposal 1, and “FOR” Proposals 2, 3, and 4.

The Company’s board of directors has fixed the close of business on April 25, 2025, as the Record Date for the determination of stockholders that are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record, and holders of shares in street name as represented by a bank or broker statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy and voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled How to Vote in the Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors

/s/ Cameron Reynolds
Cameron Reynolds President, Chief Executive Officer and Director

Approximate Date of Mailing of Notice of

Internet Availability of Proxy Materials:

May 5, 2025

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iii

VOLITIONRX LIMITED

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

Telephone: +1 (646) 650-1351

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 18, 2025 at

93-95 Gloucester Place, London, W1U 6JQ, United Kingdom

GENERAL INFORMATION

VolitionRx Limited has made this Proxy Statement, as well as the Notice of Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2024, or collectively, the Proxy Materials, available to you on the Internet or, upon your request, in paper or e-mail form, in connection with the solicitation of proxies by the board of directors of VolitionRx Limited for the 2025 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Wednesday, June 18, 2025, and any adjournment or postponement of the Annual Meeting. In addition to the Proxy Materials, proxies may be solicited personally or by telephone, mail, facsimile or other electronic means. Directors, officers and employees will not be paid any additional compensation for soliciting proxies, but Broadridge Financial Solutions, Inc. will be paid a customary fee of approximately $9,000, exclusive of printing and mailing fees, for its services relating to the distribution of the Proxy Materials and the facilitation and tabulation of votes. We will, upon request, also reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares of common stock held of record by such persons. The cost of solicitation will be borne by the Company.

The Company is taking advantage of the rules of the Securities and Exchange Commission, or the SEC, that allow us to furnish our Proxy Materials over the Internet to our stockholders rather than in paper form. We believe this delivery process will expedite our stockholders’ receipt of our Proxy Materials, reduce the environmental impact of the Annual Meeting and lower the costs of printing and distributing our Proxy Materials. Accordingly, you will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about May 5, 2025. The Notice provides instructions on how to access our Proxy Materials through the Internet and request receipt of our Proxy Materials in paper or e-mail form.

In this Proxy Statement, except as otherwise indicated by the context, references to “Company,” “VolitionRx,” “Volition,” “we,” “us,” and “our” are references to VolitionRx Limited and its wholly owned subsidiaries, Singapore Volition Pte. Limited, a Singapore-registered company, or Singapore Volition, Belgian Volition SRL, a Belgium-registered company, or Belgian Volition, Volition Diagnostics UK Limited, a company registered in the United Kingdom, or Volition Diagnostics, Volition Global Services SRL, a Belgium-registered company, or Volition Global Services, and Volition America, Inc., a Delaware corporation, or Volition America, as well as majority-owned subsidiary Volition Veterinary Diagnostics Development LLC, a Texas limited liability company, or Volition Vet. Additionally, in this Proxy Statement we use the term “Share Exchange Agreement” to refer to the share exchange agreement with Singapore Volition and the former shareholders of Singapore Volition dated September 26, 2011, pursuant to which we acquired Singapore Volition through an exchange of shares with the former Singapore Volition shareholders effective October 6, 2011.

ABOUT THE MEETING

We are holding our Annual Meeting at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, on Wednesday, June 18, 2025, at 3:30 p.m. British Summer Time. At our Annual Meeting, our stockholders will act upon the matters outlined herein. In addition, our management will respond to questions from stockholders.

Attendance at the Annual Meeting will be limited to stockholders of the Company. Stockholders will be required to furnish valid identification and proof of ownership of the Company’s common stock as of the close of business on April 25, 2025, or the Record Date, before being admitted to the Annual Meeting. Stockholders holding shares in street name are requested to bring a statement from the bank, broker or other holder of record confirming their ownership of the Company’s common stock. For directions to the Annual Meeting, you may contact the Company’s Corporate Secretary, Rodney Rootsaert, by writing to VolitionRx’s principal executive offices at 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, by email to investorrelations@volition.com, or by telephone at +1 (646) 650-1351.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, executive compensation decisions, plans for amending our Second Amended and Restated Certificate of Incorporation, as amended, or our Restated Certificate, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2024, or the 2024 Annual Report, as well as the other reports we file with the SEC. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

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VOTING INFORMATION

Subject to any revocation, all shares represented by properly executed proxies received by the board of directors of VolitionRx Limited pursuant to this solicitation will be voted in accordance with the holder’s directions specified on the proxy. If no directions have been specified using the Internet voting site, toll-free number or by marking the appropriate places on a Proxy Card, the shares will be voted in accordance with the board of directors’ recommendations, which are:

1.

“FOR” the election of each of the following eight director nominees: Dr. Phillip Barnes, Dr. Alan Colman, Mickie Henshall, Guy Innes, Kim Nguyen, Cameron Reynolds, Dr. Ethel Rubin and Timothy Still to serve until the next annual meeting of stockholders, and until each such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal;

2.	“FOR” the ratification of the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025;

3.

“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement; and

4.	“FOR” the approval of a second amendment to our Restated Certificate, to increase the number of authorized shares of our common stock, $0.001 par value per share, from 175,000,000 to 325,000,000.

You may either vote “FOR” or “WITHHOLD” authority to vote for each director nominee. You may vote “FOR” or “AGAINST” (or “ABSTAIN” from voting on) any of the other Proposals. Your vote on any one of these Proposals will not affect your vote on any of the other Proposals. If Proposal 4 (the Second Amendment to the Restated Certificate increasing the number of authorized shares of common stock from 175,000,000 to 325,000,000) is approved, we intend to file the Second Amendment to the Restated Certificate with the Secretary of State of the State of Delaware promptly after stockholder approval is obtained. However, our board of directors may delay or abandon the filing of the Second Amendment to the Restated Certificate before or after adoption and approval by our stockholders.

When using Internet or telephone voting, the voting systems will verify that you are a stockholder through the use of a company number for VolitionRx and a 16-digit control number or QR code unique to you, which is printed on the Notice you receive in the mail. If you vote by Internet or telephone, please do not also mail a Proxy Card.

If you plan to vote in person at the Annual Meeting, please bring valid identification. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Record Date

You may vote all shares that you owned as of April 25, 2025, which is the Record Date for the Annual Meeting. As of April 25, 2025, we had [  ] shares of common stock issued and outstanding held of record by approximately [  ] stockholders. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

A complete list of the stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for purposes germane to the meeting, during normal business hours for ten days prior to the date of the Annual Meeting at the Company’s offices at 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014. If you wish to inspect the stockholder list, please contact the Company’s Corporate Secretary, Rodney Rootsaert, by writing to Corporate Secretary c/o VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, or by telephone at +1 (646) 650-1351.

Ownership of Shares

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending the Notice or, if requested, paper or e-mail copies of the Proxy Materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the Annual Meeting.

If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending the Notice or Proxy Materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your Proxy Materials. Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

If you receive more than one Notice or set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions to ensure that all of your shares are voted.

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How to Vote

Your Vote Is Important. We encourage you to vote promptly. You may vote in any of the following ways:

By Internet – www.proxyvote.com: Use the Internet to submit your proxy by going to www.proxyvote.com and following the instructions on how to complete an electronic proxy card up until 11:59 p.m. Eastern Time on Tuesday, June 18, 2025, the day before the Annual Meeting. You will need the 16-digit control number or QR code included on your Notice or your Proxy Card in order to vote by Internet.

By Telephone – 1-800-690-6903: Use any touch-tone telephone to submit your proxy by dialing 1-800-690-6903 up until 11:59 p.m. Eastern Time on Tuesday, June 18, 2025, the day before the Annual Meeting. You will need the 16-digit control number included on your Notice or your Proxy Card in order to vote by telephone.

By Mail: You may request a paper copy of the Proxy Materials from us by following the instructions on your Notice. When you receive the Proxy Card, mark your selections on the Proxy Card, date and sign your name exactly as it appears on your Proxy Card and mail it in the postage-paid envelope that will be provided to you.  Return your Proxy Card by 11:59 p.m. Eastern Time on Tuesday, June 18, 2025.

At the Annual Meeting: If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from your bank, broker or other holder of record, if you wish to vote your shares at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the meeting. If you vote using the Internet voting site or the toll-free number, or by signing and returning a Proxy Card in each case without any voting instructions, your shares will be voted as the board of directors recommends.

Revocation of Proxies

You can revoke your proxy (or voting instructions if you hold your shares in street name) at any time before your shares are voted at the Annual Meeting if you: (1) send a written notice by mail to our Corporate Secretary indicating that you want to revoke your proxy by writing to VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, Attention: Rodney Rootsaert, Corporate Secretary, which notice is received prior to the Annual Meeting; (2) vote after delivery of your proxy and before the Annual Meeting by using the Internet voting site or toll-free number or deliver to our Corporate Secretary a duly executed Proxy Card bearing a later date, which revokes all previous proxies; or (3) attend the Annual Meeting in person and, at the meeting, give written notice of revocation of your proxy to the Corporate Secretary of the Annual Meeting prior to the voting of your proxy and vote your shares in person, although your attendance at the meeting will not by itself revoke your proxy.

Quorum and Required Vote

Quorum

We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of 33 1/3% of the voting power of the stock issued and outstanding and entitled to vote are present at the meeting, either in person or by proxy. In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

Vote Required for Proposals

1.

Election of Directors (Proposal 1). Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, meaning the eight nominees receiving the highest number of votes “FOR” them will be elected to the board of directors. A properly executed proxy marked “WITHHOLD ALL” or “FOR ALL EXCEPT” with respect to the election of directors will not be voted with respect to the director or directors indicated. The election of directors is a non-routine matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the election of directors, your broker is not permitted to vote your uninstructed shares on this Proposal and your votes will be counted as broker non-votes. Withheld votes, abstentions and broker non-votes, if any, will have no effect in determining which directors are elected at the Annual Meeting.

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2.

Ratification of Selection of Independent Registered Public Accounting Firm (Proposal 2). The ratification of the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The ratification of the selection of Sadler, Gibb & Associates, LLC is a routine matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the ratification of the selection of Sadler, Gibb & Associates, LLC, your broker may use its discretion to vote your uninstructed shares on this Proposal. Accordingly, broker non-votes are not expected for this Proposal.

3.

Non-Binding Advisory Vote, to Approve Named Executive Officer Compensation (Proposal 3). The approval, by a non-binding advisory vote, of the compensation of our named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement, requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The advisory vote on compensation is a non-routine matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on compensation, your broker is not permitted to vote your uninstructed shares on this Proposal and your votes will be counted as broker non-votes. Broker non-votes, if any, will have no effect on the outcome of this Proposal.

4.

Approval of Second Amendment to Restated Certificate to Increase Authorized Shares (Proposal 4). The approval of the Second Amendment to the Restated Certificate requires that the votes cast for the Amendment exceed the votes cast against the Amendment. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or counted as a vote cast and will have no effect on the outcome of this Proposal. The approval of the Second Amendment to the Restated Certificate is a routine matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the approval of the Second Amendment to the Restated Certificate, your broker may use its discretion to vote your uninstructed shares on this Proposal. Accordingly, broker non-votes are not expected for this Proposal.

Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal on any Proposal referred to herein.

Cumulative Voting

Stockholders are not entitled to cumulate votes with respect to voting on the election of directors or any other Proposal referred to herein.

Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we plan to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of March 31, 2025, by: (i) each of our directors and director nominees; (ii) each of our named executive officers; (iii) all of our directors and director nominees, and executive officers as a group; and (iv) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has a right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated below, to the best of our knowledge each beneficial owner named in the table (i) has the sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable, and (ii) has the following address: 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)	Percent of Class(1) (%)
Directors and Named Executive Officers:
Dr. Phillip Barnes(2)	55,832	*	%
Dr. Salvatore Thomas Butera(3)	333,103	*	%
Dr. Alan Colman(4)	337,748	*	%
Mickie Henshall(5)	23,206	*	%
Guy Innes(6)	3,266,914	3.2%
Dr. Gaetan Michel(7)	184,693	*	%
Kim Nguyen(8)	83,888	*	%
Cameron Reynolds(9)	3,336,493	3.3%
Dr. Ethel Rubin(10)	0	*	%
Timothy Still(11)	87,382	*	%
All Directors and Executive Officers as a Group (18 Persons)(12)	10,531,669	10.1%

More Than 5% Stockholders:
Armistice Capital Master Fund Ltd(13)	9,343,265	9.3%
510 Madison Avenue, 7th Floor New York, New York 10022 United States of America
Eight Corporation Limited(14)	12,005,332	11.9%
c/o Crowe Morgan 8 St. George’s Street Douglas, Isle of Man IM1 1AH
Lagoda Investment Management, L.P. (15)	9,576,000	9.5%
3 Columbus Circle New York, New York

*	Represents ownership of less than 1.0%

(1)

For purposes of this table, the percent of class is based upon 100,746,467 shares of our common stock issued and outstanding as of March 31, 2025. Shares of common stock subject to stock options or warrants currently exercisable, or exercisable within 60 days of March 31, 2025, and restricted stock units which may be settled within 60 days of March 31, 2025, are deemed beneficially owned and outstanding for computing the percentage ownership of the person or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person or entity.

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(2)

Dr. Barnes’ beneficial ownership includes direct ownership of (i) 24,186 shares of common stock, (ii) options to purchase 23,635 shares of common stock that are exercisable within 60 days of March 31, 2025 and (iii) restricted stock units for 8,011 shares of common stock that may be settled within 60 days of March 31, 2025.

(3)

Dr. Butera’s beneficial ownership includes direct ownership of (i) 249,447 shares of common stock, (ii) options to purchase 52,400 shares of common stock that are exercisable within 60 days of March 31, 2025 and (iii) restricted stock units for 31,256 shares of common stock that may be settled within 60 days of March 31, 2025.

(4)

Dr. Colman’s beneficial ownership includes direct ownership of (i) 177,779 shares of common stock, (ii) options to purchase 147,953 shares of common stock that are exercisable within 60 days of March 31, 2025 and (iii) restricted stock units for 12,016 shares of common stock that may be settled within 60 days of March 31, 2025.

(5)

Ms. Henshall’s beneficial ownership consists of direct ownership of 23,206 shares of common stock. Ms. Henshall does not hold any options, warrants or restricted stock units that may be exercised or settled within 60 days of March 31, 2025.

(6)

Mr. Innes’ beneficial ownership includes direct ownership of (i) 733,243 shares of common stock, (ii) options to purchase 143,635 shares of common stock that are exercisable within 60 days of March 31, 2025 and (iii) restricted stock units for 16,022 shares of common stock that may be settled within 60 days of March 31, 2025. Mr. Innes’ beneficial ownership also includes indirect ownership of (x) 618,014 shares of common stock held directly by Mr. Innes’ children, (y) 1,400,000 shares of common stock held directly by The Innes Family Bare Trust 2023, of which the Mr. Innes is the trustee, for the benefit of his children and (z) 356,000 shares of common stock held directly by The Dill Faulkes Educational Trust Limited, or DFET. Mr. Innes serves as a director and a trustee of DFET and shares voting and dispositive control over such shares.

(7)

Dr. Michel’s beneficial ownership includes direct ownership of (i) 95,644 shares of common stock, (ii) options to purchase 75,360 shares of common stock that are exercisable within 60 days of March 31, 2025 and (iii) restricted stock units for 13,689 shares of common stock that may be settled within 60 days of March 31, 2025.

(8)

Ms. Nguyen’s beneficial ownership includes direct ownership of (i) 36,686 shares of common stock, (ii) options to purchase 8,635 shares of common stock that are exercisable within 60 days of March 31, 2025 and (iii) restricted stock units for 8,011 shares of common stock that may be settled within 60 days of March 31, 2025. Ms. Nguyen’s beneficial ownership also includes indirect ownership of 30,556 shares of common stock held directly by Ms. Nguyen’s spouse.

(9)

Mr. Reynolds’ beneficial ownership includes direct ownership of (i) 1,623,031 shares of common stock, (ii) options to purchase 581,486 shares of common stock that are exercisable within 60 days of March 31, 2025 and (iii) restricted stock units for 90,182 shares of common stock that may be settled within 60 days of March 31, 2025. Mr. Reynolds’ beneficial ownership also includes indirect ownership of (x) 34,076 shares of common stock held directly by Mr. Reynolds’ spouse and (y) 1,007,718 shares of common stock held directly by Concord International, Inc., of which Mr. Reynolds is the majority stockholder. Mr. Reynolds shares voting and dispositive control over such shares.

(10)	Dr. Rubin does not beneficially own any shares of common stock or any options, warrants or restricted stock units that may be exercised or settled within 60 days of March 31, 2025.

(11)

Mr. Still’s beneficial ownership includes direct ownership of 87,382 shares of common stock. Mr. Still does not own any options, warrants or restricted stock units that may be exercised or settled within 60 days of March 31, 2025.

(12)

The number of directors and executive officers as a group includes 2 executive officers of the Company’s subsidiaries. The amount beneficially owned by the directors and executive officers as a group consists of an aggregate of (i) 7,376,985 shares of common stock, (ii) options to purchase 2,514,010 shares of common stock that are exercisable within 60 days of March 31, 2025, (iii) restricted stock units for 330,674 shares of common stock that may be settled within 60 days of March 31, 2025 and (iv) warrants to purchase 310,000 shares of common stock that are exercisable within 60 days of March 31, 2025.

(13)

Based on the information contained in Amendment No. 1 to the Schedule 13G filed with the SEC on February 14, 2025, Armistice Capital, LLC (“Armistice Capital”) is the investment manager of Armistice Capital Master Fund Ltd. (the "Master Fund"), the direct holder of the 9,343,265 shares of common stock, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over these shares of common stock held by the Master Fund and thus may be deemed to beneficially own these shares.  Steven Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the shares of common stock held by the Master Fund.  Armistice Capital’s beneficial ownership reflected in the table excludes warrants to purchase 29,011,819 shares of common stock that are exercisable within 60 days of March 31, 2025; provided, however, that Armistice Capital does not have the right to exercise any portion of such warrants to the extent that its beneficial ownership (together with its affiliates and any members of a group, if applicable) would exceed 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of the shares of common stock upon exercise of such warrants.

(14)

Based on the information contained in the Form 4 filed with the SEC on January 3, 2024, Eight Corporation Limited, or Eight, which is a director of Cotterford Company Limited, or Cotterford, and Hever Investments Limited, or Hever, beneficially owns 12,005,332 shares of common stock, including those held by Cotterford and Hever. Amy Slee is a director of Eight and Hever and holds dispositive and voting control over the shares of common stock beneficially owned by Cotterford and Hever.

(15)

 Based on the information contained in Amendment No. 1 to the Schedule 13G filed with the SEC on February 14, 2025, Lagoda Investment Management, L.P. serves as the investment manager to certain managed accounts, and Fatima Dickey, as the sole member of Lagoda Investment Management, LLC, the General Partner of Lagoda Investment Management, L.P., possesses sole voting and dispositive power over such shares.  Lagoda Investment Management, L.P.’s beneficial ownership reflected in the table also includes 2,000,000 shares of common stock purchased by certain of its managed accounts in the Company’s registered direct offering of securities that closed on March 26, 2025.

Changes in Control

We are not aware of any arrangements that have resulted, or may at a subsequent date result, in a change in control of the Company.

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DIRECTORS AND EXECUTIVE OFFICERS

Identification of Directors and Executive Officers

The following table sets forth the names and ages of the Company’s directors and executive officers as of the Record Date, except as otherwise noted:

Name	Age	Position(s) with the Company	Officer/Director Since
Cameron Reynolds	54	President Chief Executive Officer Director	October 6, 2011 October 6, 2011 October 6, 2011
Terig Hughes	55	Chief Financial Officer Treasurer	February 1, 2021 February 1, 2021
Dr. Gaetan Michel	52	Chief Operating Officer Chief Executive Officer, Volition Global Chief Executive Officer, Volition America Chief Executive Officer, Belgian Volition	February 1, 2021 September 15, 2021 November 16, 2021 November 1, 2022
Dr. Jacob Micallef	68	Chief Scientific Officer	January 1, 2015
Dr. Andrew Retter	48	Chief Medical Officer	April 1, 2024
Gael Forterre	44	Chief Commercial Officer	February 1, 2021
Nicholas Plummer	54	Group General Counsel	November 1, 2021
Louise Batchelor	54	Group Chief Marketing & Communications Officer	September 12, 2022
Rodney Rootsaert	53	Corporate Secretary	October 6, 2011
Dr. Salvatore Thomas Butera	74	Chief Executive Officer, Volition Vet	May 1, 2021
Dr. Jasmine Kway	53	Chief Executive Officer, Singapore Volition	June 1, 2018
Timothy Still	59	Director Non-executive Chairman of the Board	November 6, 2024 November 6, 2024
Dr. Phillip Barnes(1)(2)	63	Director	October 9, 2019
Dr. Alan Colman(1)	76	Director	October 6, 2011
Mickie Henshall(2)(3)	53	Director	August 15, 2022
Guy Innes(1)(3)	68	Director	October 6, 2011
Kim Nguyen(2)(3)	48	Director	March 25, 2021
Dr. Ethel Rubin(1)(2)	56	Director	September 30, 2024

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominations and Governance Committee

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The background and business experience during the past five years of the persons listed above are as follows:

CAMERON REYNOLDS serves as our President and Chief Executive Officer and is a director of the Company. Information regarding Mr. Reynolds is provided under Proposal 1 – Election of Directors of this Proxy Statement.

TERIG HUGHES serves as our Chief Financial Officer and Treasurer. He has also served as Chief Financial Officer and Treasurer of both Volition America since December 1, 2022, and of Volition Vet since March 17, 2023, as well as a Director of Volition Global Services since September 2, 2021. Between September 1, 2021 and August 8, 2022, Mr. Hughes served as a Director of Singapore Volition. Mr. Hughes joined the Company from AUM Biosciences Pte. Ltd., a fast-growing biotechnology company focused on developing novel drugs for cancer treatment, where he was the Chief Financial Officer based in Singapore, and oversaw all aspects of business and finance, from initial start-up in 2018 through to first revenue in 2020. Prior to 2018, Mr. Hughes held a number of senior finance and business leadership positions at Elsevier, a division of RELX Group plc (formerly Reed Elsevier), an FTSE 100 company. From 2014 to 2017, Mr. Hughes was the regional Managing Director of RELX Group plc for India and Southeast Asia, overseeing all aspects of the business including sales, marketing, and product development. From 2006 to 2014, he served as the company’s Finance Director for Asia Pacific, during which he managed and oversaw accounting and finance functions, including financial planning and analysis. During this period, he also oversaw a successful finance transformation project, which included systems implementation, transition to a shared-services model, and outsourcing of various work streams, as well as a number of mergers and acquisitions projects in China. From 2003 to 2006, Mr. Hughes was the Vice President Finance of Elsevier’s US Journals and Pharma Communications Division where he provided commercial support to senior management, oversaw implementation of internal control standards as required by the Sarbanes-Oxley Act of 2002, and managed the annual pricing process. Mr. Hughes has over 25 years of accounting, finance and business management experience gained through an international career spanning the United States, Europe and Asia. Mr. Hughes received a B.Sc. in Accounting and Law from De Montfort University, Leicester in the United Kingdom.

DR. GAETAN MICHEL serves as our Chief Operating Officer. In addition, Dr. Michel has served as Director and Chief Executive Officer of Volition America since November 16, 2021, as Chief Executive Officer and Manager of Volition Global Services since September 15, 2021 and September 1, 2021, respectively, as Manager and President of Volition Veterinary since August 7, 2019 and May 1, 2021, respectively, and as Chief Executive Officer and Manager of Belgian Volition since November 15, 2022.  In addition, from June 22, 2015 to November 4, 2021, Dr. Michel served as Manager of Belgian Volition, from July 1, 2015 to September 14, 2021 as Chief Executive Officer of Belgian Volition, from August 14, 2020 to May 1, 2021 as Chief Executive Officer of Volition Veterinary, and from January 10, 2020 to October 23, 2020, as a Managing Director of Volition Germany GmbH.  Dr. Michel also previously served as Belgian Volition’s Chief Operations Officer from July 2014 to June 2018. Dr. Michel has over ten years of experience in production management. Prior to joining Belgian Volition, from 2010 to 2014 Dr. Michel worked as production director for Bone Therapeutics SA (Euronext Brussels and Paris: BOTHE), a bone cell therapy-based pharmaceutical company, where his responsibilities included establishing two new production plants to commence manufacturing for two phase III clinical trials, developing quality systems for new products in negotiation with the Belgian health authorities, and establishing a product plant for an injectable medical device. From 2007 to 2010, Dr. Michel worked for KitoZyme, a global manufacturer of biopolymers of fungal origin with its core business in weight management, digestive and cardiovascular health. During this period, Dr. Michel established both the production and process development departments and oversaw the commencement of the company’s industrial phase culminating in the roll out of first products. Prior to joining KitoZyme, following the completion of his Ph.D. in 2002, Dr. Michel joined Advanced Array Technologies, or AAT, a University of Namur spin-off company as project manager in proteomics. AAT later became Eppendorf Array Technologies, part of the German Eppendorf biotech company, where Dr. Michel became production manager and was involved in establishing production processes and equipment. Dr. Michel received a Ph.D. in Biochemistry from the University of Namur, Belgium.

DR. JACOB MICALLEF serves as our Chief Scientific Officer. Dr. Micallef previously served as a Director of Belgian Volition between August 10, 2011 and March 31, 2016. Prior to the Share Exchange Agreement, he served as Chief Scientific Officer of Belgian Volition from October 11, 2010 to December 31, 2014, but was not otherwise involved with Singapore Volition. Dr. Micallef joined Cronos Therapeutics Limited, or Cronos, a company developing oncology drugs, in 2004, and in 2006, Cronos was listed in the United Kingdom on the Alternative Investment Market, or AIM, becoming ValiRx plc, or ValiRx (AIM:VAL). Dr. Micallef continued to work as Technical Officer for ValiRx, where he in-licensed the NucleosomicsTM technology and co-founded ValiBio SA, which is now Belgian Volition. From 2004 to 2007, he taught “science and enterprise” to science research workers from four universities at CASS Business School before joining Cronos. In 2001, Dr. Micallef co-founded Gene Expression Technologies, a company developing oncology drugs, where he successfully led the development of the chemistry of the GeneICE technology and implemented the manufacture of GeneICE molecules. He also played a major role in business development and procured a GeneICE contract with Bayer AG. Over a 15-year period, starting in 1985, Dr. Micallef worked for the World Health Organization, or WHO. While working for WHO, Dr. Micallef developed new diagnostic products in the areas of reproductive health and cancer. In 1990, he commenced development of a new diagnostic technology platform for WHO which was launched in 1992 and supported 13 tests. Dr. Micallef also initiated and implemented in-house manufacture, previously outsourced to Abbott Diagnostics Inc., and world-wide distribution of these products for WHO. Also, in 1990, he started a “not-for-profit” WHO company, Immunometrics Ltd., which marketed and distributed those diagnostic products worldwide. Dr. Micallef has over 20 years of experience in research and development and in the management of early-stage biotechnical companies, including the manufacture of biotechnology products and the establishment of manufacturing operations. Dr. Micallef received his M.B.A. from Imperial College, University of London and his Ph.D. from King’s College, University of London.

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DR. ANDREW RETTER serves as our Chief Medical Officer. Dr. Andrew Retter is a United Kingdom-based doctor with over 20 years of experience. Dr. Retter has been on the Specialist Register of the General Medical Council in Hematology and Intensive Care Medicine since 2014 and joined the team at Guy’s and St. Thomas’ NHS Foundation Trust in London in 2014. Dr. Retter has been involved in clinical trials and research studies and has published over 50 articles in peer-reviewed medical journals. His areas of expertise include the management of hematological malignancies and the management of complex coagulopathies, anticoagulation, and sepsis. In addition to his clinical work, Dr. Retter is also an accomplished educator and mentor. He teaches and trains medical students, residents, and fellows, and has served as a faculty member for educational courses. Dr. Retter obtained his medical degree from St. George’s Hospital Medical School in 2001 and completed his postgraduate training in hematology and intensive care medicine at St. Thomas’ Hospital in London in 2013.

GAEL FORTERRE serves as our Chief Commercial Officer. He has almost twenty years of experience investing in and scaling fast-growing companies. Since October 2013, Mr. Forterre has served as the Managing Partner of Armorica Partners, LLC (formerly Armori Capital Management, LLC), or Armori, an investment advisory firm. Mr. Forterre launched Armori in October 2013, for which he conducted a series of investments on behalf of family offices and institutional investors, and actively supported the growth of its portfolio companies. From December 2021 to February, 2024, Mr. Forterre served as a non-executive director for Integrated Wellness Acquisition Corp., a special purpose acquisition company. Mr. Forterre also served as the Chief Executive Officer of Ucroo Incorporated, or Ucroo (now Pathify Holdings, Inc.), a SaaS EdTech company, between January 2019 and December 2020, during which period he supervised the launch of its product suite and tripled sales two years in a row; he also served as its Chief Financial Officer between January 2018 and December 2018 and acted as its consultant from August 2017 to December 2017. Mr. Forterre also served as a board member of Ucroo between August 2019 and March 2021, and as a board member of ARTICLE22, a design-focused social enterprise that he co-founded in 2013, from July 2013 to June 2021. Between 2005 and 2012, Mr. Forterre worked in various positions including as a structurer, an analyst and a trader for BNP Paribas in the corporate and investment banking division, in both New York and Paris, where he was selected to join the top talent program. Mr. Forterre received an M.S. in finance from Sorbonne Paris I and a double M.B.A. from both Columbia Business School and the London Business School.

NICHOLAS PLUMMER serves as our Group General Counsel.  Mr. Plummer is a solicitor qualified in England. From 1995 to 2004, Mr. Plummer worked at the United Kingdom and international law firm Ashurst as a corporate lawyer, before moving into his first in-house role as General Counsel and Company Secretary of Ark Therapeutics Group PLC, a UK-listed biotech company, from 2004 to 2008. From 2013 to 2021, Mr. Plummer served as the EU Managing Counsel at Patheon, subsequently Pharma Services Group of Thermo Fisher Scientific, a contract drug developer and manufacturer. Mr. Plummer has over twenty-five years of legal experience in private practice and in-house roles, primarily in the healthcare sector. Mr. Plummer holds a LL.B. law degree (Hons) from Reading University and was admitted as a Solicitor to the Supreme Court of England and Wales in 1997.

LOUISE BATCHELOR serves as our Group Chief Marketing and Communications Officer. Ms. Batchelor joined the Company in April 2016 from ACULD Limited, a strategic marketing consultancy specializing in healthcare where she served as director and owner since August 2011. From April 2006 to January 2009, Ms. Batchelor was the global brand marketing manager for Reckitt Benckiser Plc, a British, multinational consumer goods company, where she led the development of the global brand for the Lysol® germ protection range. From 2001 to 2009, Ms. Batchelor also served as the European business unit director for Reckitt Benckiser, based in Paris, France, where she was responsible for general management of the European business and led the European regulatory strategy and launch of multiple products. Prior to joining Reckitt Benckiser, Ms. Batchelor was a product manager, marketing executive, primary care field sales manager and a senior market research executive at Zeneca Pharmaceuticals Ltd in the United Kingdom, from August 1993 to October 2000. Ms. Batchelor has thirty years of global marketing, sales and leadership experience gained through an international career spanning the United States, Europe and the United Kingdom.  Ms. Batchelor received a B.A. in business studies from Sheffield Hallam University.

RODNEY ROOTSAERT serves as our Corporate Secretary. Prior to the completion of the transactions under the Share Exchange Agreement, he was the Administration and Legal Officer of Singapore Volition, a position he held since August 6, 2010. Mr. Rootsaert became a Director of Singapore Volition on December 15, 2015. He has been a Director and Secretary of Belgian Volition since October 4, 2010, a Director of Volition Diagnostics since November 13, 2015, Secretary of Volition Vet since August 7, 2019, and Secretary of Volition America since November 16, 2021. Between August 7, 2019 and March 17, 2023, Mr. Rootsaert served as Treasurer of Volition Vet.  Mr. Rootsaert served as director and corporate secretary of Mining House Ltd., a company providing consultancy and office support services, between 2007 and 2018. His responsibilities included ensuring compliance with all relevant statutory and regulatory requirements. From 2007 until 2011, Mr. Rootsaert served as corporate secretary for Magellan Copper and Gold Plc., a mineral exploration company, where his duties included maintaining and preparing company documents, accounts and contracts. Mr. Rootsaert has over 15 years of experience in providing corporate, legal and administrative services.  Mr. Rootsaert holds an LL.B. degree from the University of Western Australia.

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DR. SALVATORE THOMAS BUTERA serves as the Chief Executive Officer of Volition Veterinary. Dr. Butera previously served as a Director of the Company between December 1, 2020 and March 25, 2021, before resigning in order to prepare to assume the role of Chief Executive Officer of Volition Veterinary, effective May 1, 2021.  Between 2016 and April 2021, Dr. Butera served as Business Development Director at Veterinary Centers of America, or VCA, which is in the practice and business of veterinary medicine, part of Mars Veterinary Health, or Mars, and was actively involved in business development roles with Mars, leading divisions such as Pet Partners, LLC, or PPL, Banfield Pet Hospitals and VCA, and serving as Co-Founder, Board Member and Chief Medical Officer of PPL prior to its acquisition by Mars. Dr. Butera received his B.A. from Fairfield University and his D.V.M. from the University of Missouri Veterinary School.

DR. JASMINE KWAY serves as the Chief Executive Officer of Singapore Volition. Dr. Kway previously served as Singapore Volition’s Vice President of Asia from January 2017 until June 2018.  Prior to joining Singapore Volition, during 2016 Dr. Kway served as Chief Executive Officer of intellectual property practice at RHT i-Assets Advisory, or RHTiAA, one of the leading companies of the RHT Group of Companies and RHT Holdings, a Singapore-headquartered integrated leading professional services company providing professional services in Asia. While at RHTiAA, Dr. Kway was focused on managing buy-side and sell-side clients globally in technology and intellectual property transactions, business development, and fund raising.  Prior to RHTiAA, Dr. Kway worked in both the private and public sectors, including as Executive Vice President, Business Development at Transpacific IP Group Limited, a full-service intellectual property company, from 2010 to 2015, and as Director of Industry Liaison of the National University of Singapore from 2005 to 2010. In these positions, Dr. Kway formulated and implemented national intellectual property policies, corporate intellectual property strategies and management, intellectual property and technology development, commercialization, fundraising, and investment. Dr. Kway received her Bachelor of Engineering (Honors) and Doctorate degrees from the National University of Singapore.

TIMOTHY STILL serves as our non-executive Chairman of the board of directors. Information regarding Mr. Still is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

DR. PHILLIP BARNES serves as a director. Information regarding Dr. Barnes is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

DR. ALAN COLMAN serves as a director. Information regarding Dr. Colman is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

MICKIE HENSHALL serves as a director. Information regarding Ms. Henshall is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

GUY INNES serves as a director. Information regarding Mr. Innes is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

KIM NGUYEN serves as a director. Information regarding Ms. Nguyen is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

DR. ETHEL RUBIN serves as a director. Information regarding Dr. Rubin is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

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CORPORATE GOVERNANCE OF THE COMPANY

Our business is managed by the Company’s board of directors. Our board members are informed of our business through discussions with management, materials provided to them, visits to the Company’s offices and facilities, and their participation in meetings of the board of directors.

Corporate Governance Practices and Policies

Our board of directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules promulgated thereunder by the SEC, and other corporate governance recommendations. Our board of directors addresses, among other things, the board of directors’ composition, qualifications and responsibilities, director education and stockholder communication with directors.

Director Independence

For purposes of determining director independence, the board of directors reviews a summary of the relationships of each director, including any of his or her family members or related parties, with the Company or management and other facts relevant to the analysis of whether the directors qualify as “independent directors” under the NYSE American Company Guide §803(A)(2). No director qualifies as independent unless the board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a director. In addition, the NYSE American Company Guide provides a non-exclusive list of persons who may not be considered independent.

The board of directors has affirmatively determined that each of Drs. Barnes, Colman and Rubin, Mss. Henshall and Nguyen, and Messrs. Innes and Still, is an independent director under the NYSE American Company Guide. In addition, the members of the Audit Committee are independent directors pursuant to the heightened independence criteria for members of Audit Committees set forth in the applicable SEC rules.

Our independent directors meet as often as is necessary to fulfill their responsibilities but at least annually in executive session without management or non-independent directors in accordance with the requirements of NYSE American Company Guide §802(c).

Board Composition and Attributes

Our Nominations and Governance Committee continually assesses the board of directors and the skill sets, experiences and characteristics represented by the directors to ensure alignment with the Company’s strategic objectives and evolving needs and expectations. The board of directors believes that its membership should reflect a diversity of industries, experience, gender, race, ethnicity and age to help ensure that it serves the long-term interests of stockholders and promotes the best interests of the Company.  Additionally, the Nominations and Governance Committee is committed to considering the candidacy of women and racially and ethnically diverse candidates for future vacancies on the Board. The below skills matrix and diversity matrix represents the current members of the board of directors as of the date of this Proxy Statement.  These matrices are re-assessed regularly and the composition of our board and its committees evolves with the needs of the organization.

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Board Diversity Matrix

Ethnic Diversity	Well-Balanced Mix of Tenures	Independence

Gender Diversity	Director’s Age – Average			Active Board Refreshment

	40-54	55-70	71+	Over the last 5 years, 4 new directors have joined the board.
	3 directors	4 directors	1 director
	38%	50%	12%

Term of Office for Directors and Officers

Each director serves until the next annual meeting of stockholders and until each such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal. Each officer serves for such term as determined by the board of directors.

Family Relationships

There are no family relationships among any of our directors, director nominees, or executive officers.

Certain Arrangements and Understandings

There are no arrangements or understandings between any director, executive officer or director nominee and any other person pursuant to which any person was nominated as a director or selected as an executive officer.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer or director nominee of VolitionRx has been involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K. Additionally, no director, executive officer or director nominee of VolitionRx is party to, or has any material interests in, any material legal proceedings that are adverse to the Company or its subsidiaries.

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Board and Committee Meetings; Annual Meeting Attendance

During the fiscal year ended December 31, 2024: the board of directors held five regularly scheduled meetings and acted by written consent 12 times; the Audit Committee held five regularly scheduled meetings and acted by written consent six times; the Compensation Committee held no regularly scheduled meeting and acted by written consent 10 times; and the Nominations and Governance Committee held one regularly scheduled meeting and acted by written consent three times. During the fiscal year ended December 31, 2024, all directors attended, in person or by telephone, at least 75% of the total number of meetings of both our board of directors and the committees of our board of directors on which such director served, during their respective periods of service.

While the Company does not have a policy with regard to the attendance of the members of the board of directors at annual meetings of stockholders, directors are strongly encouraged to attend the annual meetings of stockholders whether in person or by telephone. Six of the eight directors then serving on the board of directors attended the 2024 Annual Meeting of Stockholders, either in person or by telephone.

Committees of the Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominations and Governance Committee. The Committees operate pursuant to written charters adopted by the board of directors, copies of which are available on our website at https://ir.volition.com/corporate-governance/governance-documents. However, the reference to our website in this Proxy Statement does not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this Proxy Statement. In addition, from time to time, our board of directors may establish special committees when necessary to address specific issues. The composition and functions of each of our Audit, Compensation and Nominations and Governance Committees are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

Our Audit Committee currently consists of four members, Mr. Innes (Chair), and Drs. Barnes, Colman and Rubin, each of whom has been determined to be an independent director under applicable SEC rules and the NYSE American Company Guide.  Following the Annual Meeting, assuming the election of the director nominees set forth in Proposal 1 – Election of Directors of this Proxy Statement, our Audit Committee shall consist of the same four members.  The Audit Committee shall at all times be composed exclusively of directors who are, in the opinion of our board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

The Audit Committee is responsible for, among other things:

•	appointing, terminating, compensating and overseeing the work of any independent auditor engaged to prepare or issue an audit report or other audit, review or attest services;

•

reviewing all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and internal controls and the audits of our financial statements;

•

establishing and overseeing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

•	determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;

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•	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•	monitoring and evaluating the independent auditor’s qualifications, performance and independence on an ongoing basis;

•	reviewing reports to management prepared by the internal audit function, as well as management’s response;

•	reviewing and assessing the adequacy of the Audit Committee’s formal written charter on an annual basis;

•	review risks relating to financial statements, the auditing and financial reporting process, liquidity risks and market risks;

•	oversee and review the adequacy of the Company’s cybersecurity, information and technology security, and data privacy programs, procedures, and policies;

•	reviewing and approving transactions with related persons for potential conflict of interest situations on an ongoing basis; and

•	overseeing such other matters that are specifically delegated to the Audit Committee by our board of directors from time to time.

The board of directors has affirmatively determined that Mr. Innes is designated as an “Audit Committee financial expert.”

Compensation Committee

Our Compensation Committee currently consists of four members, Mss. Nguyen (Chair) and Henshall, and Drs. Barnes and Rubin, each of whom has been determined to be an independent director under the NYSE American Company Guide.  Following the Annual Meeting, assuming the election of the director nominees set forth in Proposal 1 – Election of Directors of this Proxy Statement, our Compensation Committee shall consist of the same four members.

The Compensation Committee is responsible for, among other things:

•	developing, reviewing, and approving our overall compensation programs for directors and officers, and regularly reporting to the full board of directors regarding the adoption of such programs;

•	developing, reviewing and approving our cash and equity incentive plans, including approving individual grants or awards thereunder;

•	reviewing and approving individual and company performance goals and objectives that may be relevant to the compensation of executive officers and other key employees;

•	reviewing and discussing with management the tables and narrative discussion regarding executive officer and director compensation to be included in the annual proxy statement;

•	reviewing and assessing periodically, the adequacy of the Compensation Committee’s formal written charter;

•	preparing the annual Compensation Committee Report;

•	approving the adoption of, and revisions to, or the termination of our Clawback and Forfeiture Policy; and

•	overseeing such other matters that are specifically delegated to the Compensation Committee by our board of directors from time to time.

In fulfilling its responsibilities, the Compensation Committee has the authority to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee.

Nominations and Governance Committee

Our Nominations and Governance Committee currently consists of three members, Mr. Innes (Chair), and Mss. Nguyen and Henshall, each of whom has been determined to be an independent director under the NYSE American Company Guide.  Following the Annual Meeting, assuming the election of the director nominees set forth in Proposal 1 – Election of Directors of this Proxy Statement, our Nominations and Governance Committee shall consist of four members, Messrs. Still (Chair) and Innes, and Mss. Nguyen and Henshall, each of whom has been determined to be an independent director under the NYSE American Company Guide.

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The Nominations and Governance Committee is responsible for, among other things:

•	identifying and screening candidates for our board of directors, and recommending nominees for election as directors;

•	developing policies and procedures for identifying, evaluating, and recommending director candidates, including consideration of nominees recommended by stockholders;

•	developing and recommending to the Board criteria for Board membership, which shall include specific minimum qualifications;

•	assessing, on an annual basis, the performance of the board of directors and any committee thereof;

•

reviewing the structure of the board of directors’ committees and recommending to the board of directors, for its approval, directors to serve as members of each committee, including each committee’s respective chair, if applicable;

•	establishing and periodically review the Company’s succession plans for the Board and senior management positions;

•	reviewing and assessing, on an annual basis, the adequacy of the Nominations and Governance Committee’s formal written charter;

•	evaluating whether any position held or proposed to be held by any new or existing director would represent a conflict of interest with such director’s membership on the Board or any committee;

•

assisting the Board in providing oversight and guidance with regard to sustainability and ESG matters, including by reviewing and evaluating the Company’s programs, practices, and reporting related to ESG issues and impacts to support the sustainable growth of the Company’s business; and

•

generally advising our board of directors on corporate governance and related matters including, without limitation, with respect to the Company’s Restated Certificate, Amended and Restated Bylaws, or the Restated Bylaws, and charters of other committees.

Nominating Procedures

The Nominations and Governance Committee leads the search for and selects candidates for election to the board of directors. Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates, and interviews with selected candidates. The Committee considers candidates for the board of directors from any reasonable source, including stockholder recommendations. The Committee does not have a formal policy on stockholder nominations, but it will consider candidates proposed by stockholders. Candidates proposed by stockholders will be evaluated using the same criteria as for all other candidates. Candidates for nomination to the board of directors have typically been suggested by other members of the board of directors or by our executive officers, however, our two most recent two Board appointments were selected from a list of potential candidates provided by a third-party search firm, which identified and evaluated potential candidates. The Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. The Nominations and Governance Committee, and our board of directors, believe that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. Each director must also be able to dedicate the time and resources sufficient to ensure the diligent performance of his or her duties. Further, our board of directors is intended to encompass a range of talents, experience, skills, backgrounds, and expertise sufficient to provide sound and prudent guidance with respect to the operations and interests of the Company and its stockholders. The Company values diversity and seeks to achieve a diversity of professional experiences, personal backgrounds, and personal characteristics, including race, ethnicity, age, gender and sexual orientation, on our board of directors, but no specific policy regarding board diversity has been adopted. We have adopted the Rooney Rule to increase diversity of board candidates for future elections.

Stockholders who wish to suggest qualified candidates should write to the Chair of the Nominations and Governance Committee c/o VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, in accordance with the time periods and information requirements set forth in the Restated Bylaws, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. See the section of this Proxy Statement entitled Deadline for Receipt of Stockholder Proposals for the Next Annual Meeting. No director nominations by stockholders have been received as of the filing of this Proxy Statement.

Board Leadership Structure and Role in Risk Oversight

Our board of directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. Our board of directors believes that it is in the best interests of our organization to make that determination from time to time based on the position and the direction of our organization and the membership of our board of directors. In determining the appropriate structure, the board of directors considers multiple factors, including our business and strategic needs and the composition of the board of directors. At this time, the board of directors has determined that separating the roles of the Chief Executive Officer and the Chairman of the Board is an appropriate structure. This structure allows our Chief Executive Officer, Mr. Cameron Reynolds, to focus on the day-to-day operation and management, and the non-executive Chairman of the Board, Mr. Timothy Still, to focus on leading the board of directors and overseeing the interest of the Company and stockholders. Mr. Reynolds also serves as a director of the Company. Due to Mr. Reynolds’ executive officer position, he is not an independent director. Our board of directors views this arrangement as providing an efficient connection between our management and board of directors, enabling our board to obtain information pertaining to operational matters expeditiously and enabling our non-executive Chairman and our Chief Executive Officer to bring areas of concern before the board in a timely manner.

Our board of directors has also selected Mr. Guy Innes to serve as our lead independent director. As the lead independent director, Mr. Innes regularly consults with the non-executive Chairman of our board of directors and management on the key issues concerning the Company. The board of directors believes that this current leadership structure, in which the office of the non-executive Chairman of the Board is held by one individual and a separate independent director acts as lead independent director, provides for dynamic board leadership and enhances our ability to execute our business and strategic plans, while maintaining strong independence for Board decisions and oversight.

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One of our board of directors’ key functions is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board as a whole, as well as through various board standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Each committee of our board of directors meets in executive session with key management personnel and representatives of outside advisors as necessary to oversee risks associated with their respective principal areas of focus. Our Audit Committee oversees management of financial risks and cybersecurity risks. Our Compensation Committee oversees the management of risks related to our executive compensation plans and arrangements. Our Nominations and Governance Committee manages risks associated with the independence of our board and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. While our board of directors, through its committees, oversees our risk management, our management team is responsible for day-to-day risk-management processes to ensure that such risks are being adequately managed.

Communications with the Board of Directors

Our board of directors encourages stockholders and other interested parties to send communications to the board of directors or to individual members of the board of directors. Such communications, whether by letter, e-mail or telephone, should be directed to the Chairman of the board of directors who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Chairman or his designee, may not be forwarded to the directors.

If a stockholder or other interested party wishes to communicate to our board of directors regarding a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the board of directors in care of the Chairman at the Company’s headquarters. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Chairman at the Company’s headquarters address. If the stockholder or other interested party is unsure as to which category his or her concern relates, he or she may communicate it to any one of the directors in care of the Company’s Corporate Secretary.

Stockholders or other interested parties who wish to contact members of our board of directors either individually or as a group may do so by writing to Corporate Secretary c/o VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, by email to investorrelations@volition.com, or by telephone at +1 (646) 650-1351, specifying whether the communication is directed to the entire board of directors or to a particular director. Such communications are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that they relate to matters that are within the scope of responsibilities of the board of directors.

Stockholder Engagement

We undertake regular engagement efforts with our significant institutional stockholders (representing approximately 33% of our outstanding shares during the first quarter 2025) and private investors. Typically, Mr. Reynolds (President and Group Chief Executive Officer), Mr. Hughes (Group Chief Financial Officer) and Ms. Batchelor (Group Chief Marketing & Communications Officer) participate in these meetings. Topics discussed in these meetings generally focus on business and financial updates and include the steps we have taken to strengthen our board of directors and corporate governance activities. We value the time and input given to us by these stockholders and actively consider stockholder feedback in shaping our practices.

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Remediation of Material Weaknesses.

Material weaknesses in our internal control over financial reporting and our ability to continue as a going concern have historically impacted the level of stockholder support received by our directors, particularly the chair of our Audit Committee. During the year ended December 31, 2024, as disclosed in our 2024 Annual Report, our management, with oversight from our Audit Committee, continued to implement remediation plans to address and mitigate the underlying deficiencies which gave rise to the previously disclosed material weakness and to improve our internal control over financial reporting.  These remediation efforts are ongoing and include or are expected to include:

•

engaging internal control consultants to assist us in performing a financial reporting risk assessment as well as identifying and designing our system of internal controls necessary to mitigate the risks identified;

•	preparation of written documentation of our internal control policies and procedures;

•	replacing our outside service providers to centralize the accounting function in-house; and

•	we have engaged external consultants to provide support and to assist us in our evaluation of more complex applications of the generally accepted accounting principles in the United States.

During 2025, we intend to continue to enhance corporate oversight over process-level controls and structures to ensure that there is appropriate assignment of authority, responsibility, and accountability to enable remediation of our material weakness. We believe that our remediation plan will be sufficient to remediate the material weakness identified in our 2024 Annual Report and to strengthen our internal control over financial reporting. As we continue to evaluate, and work to improve, our internal control over financial reporting, management may determine that additional measures to address control deficiencies or modifications to the remediation plan are necessary.

With respect to our ability to continue as a going concern, our ability to do so is dependent upon our successful transition to commercialization as well as continued capital contributions and financing.

Compensation Practices. Commencing in 2022 and continuing to date, following feedback received in our stockholder engagement program, we modified our compensation scheme for certain key executives to tie the achievement of certain share price performance targets to the vesting of their equity awards. This modification is in addition to the short- and long-term incentives tied to corporate goals which was first introduced in 2021.

Governance Practices. During 2023, we reviewed and further strengthened our insider trading policy to, among other things, include additional requirements with respect to Rule 10b5-1 trading plans to address recent regulations as well as to prohibit certain transactions in our equity securities including hedging the value of our equity securities, and trading in any interest or position relating to the future price of our equity securities, including short sales, put or call options or other derivatives securities. We have also reviewed, updated and published our Committee charters.

Succession Planning. During late 2022 and early 2023, our Nominations and Governance Committee oversaw the development of a succession plan for our senior management, including our Chief Executive Officer. The Nominations and Governance Committee regularly reviews these succession plans, including plans for emergency scenarios.

Code of Ethics

We have adopted a Code of Ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. A copy of our Code of Ethics is available on our Company website at https://ir.volition.com/corporate-governance/governance-documents. Amendments to our Code of Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, if any, will be posted on our website at https://ir.volition.com/corporate-governance/governance-documents. We will disclose any waivers of provisions of our Code of Ethics that apply to such persons by disclosing such information on a Current Report on Form 8-K.

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Employee, Director and Officer Hedging

Our insider trading policy prohibits all of our employees, including our named executive officers, and our directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, decreases in the market value of our equity securities, including, but not limited to, prepaid variable forward contracts, equity swaps, collars and exchange funds.

Insider Trading Policies and Procedures

We have adopted an insider trading policy and procedures that govern the purchase, sale and/or other dispositions of our securities by directors, officers, employees and certain other persons. It is also our policy to take appropriate steps to comply with applicable federal and state securities laws and regulations, as well as applicable stock exchange listing standards, when the Company engages in transactions in its securities. We believe that our insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE American rules. A copy of our insider trading policy was filed as an exhibit to our 2024 Annual Report.

Clawback and Forfeiture Policy

We have adopted a Clawback and Forfeiture Policy in compliance with SEC and NYSE American rules that applies to our cash and equity incentive awards, which reinforces our pay-for-performance philosophy and contributes to a Company culture that emphasizes integrity and accountability in financial reporting.  Under this policy, we will seek recoupment or reimbursement with respect to incentive-based compensation received by our executive officers under certain circumstances when a restatement of any Company financial statements has occurred, which was required as a result of, or necessitated by, any material non-compliance by the Company with any financial reporting requirement under the federal securities laws (an “accounting restatement”).  Pursuant to this policy, the accounting restatement does not need to be the result of misconduct by the executive officers for the recoupment to apply.

Policies and Practices Related to the Grant of Certain Equity Awards

Equity awards are discretionary and are periodically granted to our named executive officers upon approval of the Compensation Committee.  The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2024, and did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.  We did not grant any options during 2024.

Transactions with Related Persons

In addition to the compensation arrangements with our directors and executive officers and the employment agreements with our executive officers, the following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:

•	we have been or are to be a participant;
•	the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•

any of our directors, executive officers, or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

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Indemnification Agreements

We provide indemnification to our directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under our Restated Bylaws and Restated Certificate, we are required to indemnify our directors and officers to the extent permitted by Delaware law. Additionally, as part of the engagement letters and/or Independent Director Agreements with each of our directors and/or executive officers, certain indemnification provisions may require us, among other things, to indemnify our directors and executive officers for expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers.

Participation in February 2023 Confidentially Marketed Public Offering

On February 17, 2023, we entered into an underwriting agreement with Newbridge Securities Corporation in connection with an underwritten public offering of 4,945,000 shares of our common stock. The public offering price was $1.75 per share. The underwriter purchased the shares from the Company at a price of $1.6275 per share on February 22, 2023, after taking into account the underwriting discounts and commissions. The gross proceeds received by the Company for the sale and issuance of the shares were approximately $8.0 million, before deducting offering expenses of $0.2 million paid by the Company.

Guy Innes, a member of our board of directors and a related person as defined in Item 404(a) of Regulation S-K, participated in the offering. Mr. Innes, through his immediate family members, purchased 234,000 shares of our common stock in the offering for an aggregate purchase price of $409,500.  The terms of the offering, including the purchase price and rights associated with the shares, were the same for all investors, including Mr. Innes. The participation of Mr. Innes in the offering was reviewed and approved by the Audit Committee of the board of directors.

Participation in March 2025 Registered Direct Offering

On March 24, 2025, we entered into a securities purchase agreement with the several purchasers, pursuant to which we issued and sold to such purchasers, in a registered direct offering, an aggregate of (i) 2,363,636 shares of our common stock to certain of our directors and executive officers, and certain of our existing stockholders (collectively, the “March RDO Insiders”) at an offering price of $0.55 per share (the “Insider Shares”), and (ii) 1,739,087 shares of common stock (the “Warrant Investor Shares” and, together with the Insider Shares, the “March 2025 Shares”), together with common stock purchase warrants to purchase up to 1,739,087 shares of common stock (the “March 2025 Warrants”), at a combined offering price of $0.55 per Warrant Investor Share and accompanying March 2025 Warrant, to certain other existing stockholders of the Company and new investors. The gross proceeds received by the Company for the issuance and sale of the March 2025 Shares and the March 2025 Warrants was $2.3 million, before deducting offering expenses of $0.1 million paid by the Company.

Lagoda Investment Management, L.P. (“Lagoda”), a beneficial owner of more than 5% of the Company’s outstanding common stock and a related person as defined in Item 404(a) of Regulation S-K, participated in the offering through certain of its managed accounts. Such accounts purchased an aggregate of 2,000,000 Insider Shares for an aggregate purchase price of $1.1 million and did not receive any March 2025 Warrants.  The offering was made directly to a limited number of institutional and accredited investors and was not broadly offered to all stockholders. The terms of the offering, including the purchase price and rights associated with the shares, were the same for all investors, including Lagoda’s managed accounts, except that Lagoda’s managed accounts did not receive any of the March 2025 Warrants. The participation of Lagoda in the offering was reviewed and approved by the Audit Committee of the board of directors.

Other than the foregoing, we are not aware of any transaction to which we are a party that has occurred during the past two fiscal years, or in any currently proposed transaction, involving our directors, nominees for directors, executive officers, or any person who owned of record or was known to own beneficially more than 5% of our outstanding shares of common stock, or any associate or affiliate of such persons or companies, where such person or entity has any material interest, direct or indirect, in such transaction and that requires disclosure under Item 404(a) of Regulation S-K.

Policy on the Review, Approval or Ratification of Transactions with Related Persons

The Company has not adopted a separate written policy for the review, approval or ratification of all transactions with related persons that are required to be reported under Item 404(a) of Regulation S-K. Rather, pursuant to its charter, and unless otherwise provided by the board of directors, the Audit Committee reviews the material facts of all such transactions and either ratifies, approves or disapproves of the Company’s entry into the transaction.

No director is allowed to participate in the approval of a transaction for which he or she is a related person, and directors must provide all material information concerning such transactions to the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our board of directors is responsible for assisting our board of directors in fulfilling its oversight responsibilities regarding the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee operates pursuant to a written charter, a copy of which is posted on our website at https://ir.volition.com/corporate-governance/governance-documents. The Audit Committee met five times and acted by written consent six times during the fiscal year ended December 31, 2024. On September 30, 2024, Dr. Rubin was appointed as a member of the board of directors and as a member of the Audit Committee. Dr. Rubin attended one of the five meetings of the Audit Committee and participated in two of the six actions by written consent during the fiscal year ended December 31, 2024. All members of the Audit Committee are non-employee directors and satisfy the current NYSE American Company Guide and SEC requirements with respect to independence, financial literacy and experience.

Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, accounting principles and internal controls. Sadler, Gibb & Associates, LLC, the independent registered public accounting firm for the Company in 2024, is responsible for performing an audit of the Company’s consolidated financial statements, and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2024, with the Company’s management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (Rule 3526) regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Audit Committee has recommended to our board of directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Guy Innes, Chair
Dr. Phillip Barnes
Dr. Alan Colman
Dr. Ethel Rubin

The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the principal positions of the named executive officers of the Company and the compensation awarded to, earned by or paid to such persons for all services rendered in all capacities to the Company and its subsidiaries, for the fiscal years ended December 31, 2024, and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Cameron Reynolds(3)	2024	351,901	33,571	198,793	-	30,549	614,814
President and Chief Executive Officer	2023	391,011	39,495	174,202	26,297	141,928	772,933
Dr. Gaetan Michel(4)	2024	293,616	30,399	86,690	-	110,336	521,041
Chief Operating Officer	2023	394,689	58,940	125,406	24,253	64,520	667,808
Dr. Salvatore Thomas Butera (5)	2024	289,034	23,969	99,793	-	15,623	428,419
Chief Executive Officer, Volition Vet	2023	332,753	128,600	127,474	15,062	15,900	619,789

(1)

Amounts listed include the value of (i) granted performance-based restricted stock units not yet deemed earned; and (ii) restricted stock units granted in lieu of cash compensation that would otherwise have been owed that are not yet deemed earned.

(2)

All option and warrant award amounts have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Information regarding assumptions made in valuing the option and warrant awards can be found in Note 8 of the notes to the consolidated financial statements for years ended December 31, 2024 and 2023 contained in the 2024 Annual Report. The amounts disclosed do not necessarily reflect the dollar amounts of compensation actually realized, or that may be realized, by our named executive officers with respect to the options and warrants.

(3)

Mr. Reynolds’ salary for the year ended December 31, 2024, was determined pursuant to the Reynolds Employment Agreement (for the period and as described in the section entitled Employment and Consulting Agreements). Between June 1, 2024 and November 30 2024, Mr. Reynolds elected to reduce his cash compensation by $122,040 in exchange for the grant of restricted stock units on June 1, 2024 and September 1, 2024, as described below. The amount disclosed under the column “Bonus” reflects 85% of one month’s salary paid to Mr. Reynolds as a bonus for the year ended December 31, 2024, and one month’s salary paid to Mr. Reynolds as a bonus for the year ended December 31, 2023, each being payable upon the achievement of certain specified corporate goals. On September 28, 2023, Mr. Reynolds was granted a restricted stock unit award for 118,000 shares of common stock of VolitionRx under the 2015 Stock Incentive Plan, as amended, or the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Mr. Reynolds’ continued service, in three equal, annual installments from the date of grant. On January 24, 2024 and August 15, 2024, certain of the performance goals were deemed to have been timely met resulting in vesting of rights with respect to 79,650 restricted stock units and the cancellation, on August 15, 2024, of 38,350 restricted stock units which remained unvested upon the remaining corporate performance goals not being achieved. On October 19, 2023, Mr. Reynolds was granted a restricted stock unit award for 200,000 shares of common stock of VolitionRx under the 2015 Plan, vesting upon the achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of thirty consecutive trading days prior to October 19, 2026, and also subject to time-based vesting in a single installment six months after the timely achievement of the closing stock price target, if at all. On June 1, 2024 and September 1, 2024, Mr. Reynolds was also granted restricted stock unit awards for 90,182 shares of common stock and 103,243 shares of common stock of VolitionRx under the 2015 Plan, respectively, each granted in lieu of cash compensation that would otherwise have been owed to Mr. Reynolds, with each fully vesting, subject to Mr. Reynolds’ continued service, on May 1, 2025 and June 1, 2025, respectively. The amounts disclosed under All Other Compensation consist of (i) reimbursement of $15,323 by Singapore Volition for the premiums of a health insurance policy for Mr. Reynolds and his dependents, plus $15,225 paid by Singapore Volition towards Mr. Reynolds’ personal pension scheme during the year ended December 31, 2024, and (ii) $115,219 paid (in Singapore Dollars at an average exchange rate of $0.74 USD to $1 SGD for the year ended December 31, 2023) to PB Commodities Pte. Ltd., or PB Commodities, for the provision of the services of Mr. Reynolds as Group Chief Executive Officer, pursuant to the Reynolds Consulting Agreement (for the period and as described in the section entitled Employment and Consulting Agreements) which included a bonus, paid to PB Commodities upon the achievement of certain specified corporate goals, equal to one month’s fees payable under the Reynolds Consulting Agreement, plus reimbursement of $13,794 by Singapore Volition for the premiums of a health insurance policy for Mr. Reynolds and his dependents, plus $12,915 paid by Singapore Volition towards Mr. Reynolds’ personal pension scheme during the year ended December 31, 2023. Mr. Reynolds does not receive compensation for his services as a director.

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(4)

Dr. Michel’s salary for the year ended December 31, 2024 and 2023, was determined pursuant to the Michel Employment Agreements (each as described in the section entitled Employment and Consulting Agreements). Between May 1, 2024 and October 31, 2024, Dr. Michel elected to reduce his cash compensation by $18,524 in exchange for the grant of restricted stock units on June 1, 2024 and September 1, 2024, as described below.  The amount disclosed under Bonus reflects 85% of one month’s salary paid to Dr. Michel as a bonus for the year ended December 31, 2024, and two months’ salary paid to Dr. Michel as a bonus for the year ended December 31, 2023, each being payable upon the achievement of certain specified corporate goals. On September 28, 2023, Dr. Michel was granted a restricted stock unit award for 101,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Dr. Michel’s continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant. On January 24, 2024 and August 15, 2024 certain of the performance goals were deemed to have been timely met resulting in vesting of rights with respect to 68,175 restricted stock units and the cancellation, on August 15, 2024, of 32,825 restricted stock units which remained unvested upon the remaining corporate performance goals not being achieved. On October 19, 2023, Dr. Michel was granted a restricted stock unit award for 100,000 shares of common stock of VolitionRx under the 2015 Plan, vesting upon the achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of thirty consecutive trading days prior to October 19, 2026, and also subject to time-based vesting in a single installment six months after the timely achievement of the closing stock price target, if at all. On June 1, 2024 and September 1, 2024, Dr. Michel was also granted restricted stock unit awards for 13,689 shares of common stock and 15,671 shares of common stock of VolitionRx under the 2015 Plan, respectively, each granted in lieu of cash compensation that would otherwise have been owed to Dr. Michel, with each fully vesting, subject to Dr. Michel’s continued service, on May 1, 2025 and June 1, 2025, respectively. The amounts disclosed under All Other Compensation consist of (i) $82,762 paid by Volition America (in Euros at an average exchange rate of $1.08 USD to €1) to 3F Management SRL, or 3F Management, for the provision of the services of Dr. Michel as Chief Executive Officer of Volition Global Services, which services were expanded effective September 1, 2024, to include Dr. Michel providing certain additional consultancy services pursuant to the Amended Michel Consulting Agreement (as described in the section entitled Employment and Consulting Agreements) and which included a bonus, paid to 3F Management upon the achievement of certain specified corporate goals, equal to 85% of one month’s fees payable under the Michel Consulting Agreement, plus $15,126 paid by Volition America for the premiums of a health insurance policy for Dr. Michel and his dependents, plus $12,448 in contributions made by Volition America to Dr. Michel’s 401(k) pension plan during the year ended December 31, 2024, and (ii) $35,436 paid by Volition America (in Euros at an average exchange rate of $1.08 USD to €1) to 3F Management for the provision of the services of Dr. Michel as Chief Executive Officer of Volition Global Services which included a bonus, paid to 3F Management upon the achievement of certain specified corporate goals, equal to two months’ fees payable under the Michel Consulting Agreement, plus $19,184 paid by Volition America for the premiums of a health insurance policy for Dr. Michel and his dependents, plus $9,900 in contributions made by Volition America to Dr. Michel’s 401(k) pension plan during the year ended December 31, 2023.

(5)

Dr. Butera’s salary for the years ended December 31, 2024 and 2023, was determined pursuant to the Butera Employment Agreement (as described in the section entitled Employment and Consulting Agreements). Between May 1, 2024 and December 31, 2024, Dr. Butera elected to reduce his cash compensation by $49,350 in exchange for the grant of restricted stock units on June 1, 2024, September 1, 2024 and December 1, 2024, as described below. The amount disclosed under Bonus reflects (i) reflects 85% of one month’s salary paid to Dr. Butera as a bonus for the year ended December 31, 2024, and (ii) an annual cash bonus of up to 40% of his base salary paid to Dr. Butera for the year ended December 31, 2023. On September 28, 2023, Dr. Butera was granted a restricted stock unit award for 85,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Dr. Butera’s continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant. On January 24, 2024 and August 15, 2024 certain of the performance goals were deemed to have been timely met resulting in vesting of rights with respect to 57,375 restricted stock units and the cancellation, on August 15, 2024, of 27,625 restricted stock units which remained unvested upon the remaining corporate performance goals not being achieved. On June 1, 2024, September 1, 2024, and December 1, 2024, Dr. Butera was also granted restricted stock unit awards for 31,256 shares of common stock, 35,783 shares of common stock and 16,871 shares of common stock of VolitionRx under the 2015 Plan, respectively, each granted in lieu of cash compensation that would otherwise have been owed to Dr. Butera, and each fully vesting subject to Dr. Butera’s continued service on May 1, 2025, June 1, 2025 and July 1, 2025, respectively. The December 1, 2024 restricted stock unit award for 16,871 shares of common stock was granted to Mr. Butera in exchange for his election to reduce his cash compensation from November 1, 2024 through January 31, 2025. The amounts disclosed under All Other Compensation consist of (i) $6,234 paid by Volition Vet for the premiums of a health insurance policy for Dr. Butera and his dependents, plus $9,390 in contributions made by Volition Vet to Dr. Butera’s 401(k) pension plan during the year ended December 31, 2024, and (ii) $6,000 paid by Volition Vet for the premiums of a health insurance policy for Dr. Butera and his dependents, plus $9,900 in contributions made by Volition Vet to Dr. Butera’s 401(k) pension plan during the year ended December 31, 2023.

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Employment and Consulting Agreements

Cameron Reynolds

Effective December 1, 2020, Singapore Volition and PB Commodities, a Singapore corporation, entered into a Consulting Services Agreement, or the Reynolds Consulting Agreement. Pursuant to the terms of the Reynolds Consulting Agreement, Singapore Volition will make available the services of Mr. Reynolds, as Group Chief Executive Officer, to VolitionRx and its subsidiaries, pursuant to the services agreements entered into by and between Singapore Volition and VolitionRx or its subsidiaries. The term of the Reynolds Consulting Agreement is perpetual until terminated upon six months’ prior notice. The agreement includes a six-month non-compete following termination of the agreement. PB Commodities received a monthly fee of $50,994 SGD (increased from $48,450 SGD on May 1, 2022) in exchange for the services provided by Mr. Reynolds, subject to annual review and adjustment. Effective March 1, 2023, Mr. Reynolds entered into an Employment Agreement with Singapore Volition, or the Reynolds Employment Agreement, which superseded and replaced the Reynolds Consulting Agreement. Pursuant to the terms of the Reynolds Employment Agreement, Mr. Reynolds shall serve as Group Chief Executive Officer of Singapore Volition. Singapore Volition will also make available the services of Mr. Reynolds, as Group Chief Executive Officer, to VolitionRx and its other subsidiaries, pursuant to services agreements entered into by and between Singapore Volition and VolitionRx or its subsidiaries. In exchange for his services, Mr. Reynolds shall receive, among other things (i) $39,495 per month (increased from $37,525 on May 1, 2023) from Singapore Volition (subject to annual review and adjustment), (ii) payment of up to $1,500 per month towards the premiums of a health insurance policy for Mr. Reynolds and his dependents, (iii) payment of 3% of the aggregate of Mr. Reynolds’ salary and any cash bonus awards towards Mr. Reynolds’ personal pension scheme and (iv) a lump sum severance payment if terminated by Singapore Volition without cause (as per the agreement) equal to the salary that he would have received between the date of termination and the completion of a six-month notice period. The foregoing description of each of the Reynolds Consulting Agreement and the Reynolds Employment Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 21, 2020, and Exhibit 10.27 to the Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2023.

Dr. Gaetan Michel

On September 15, 2021, Dr. Michel entered into an Employment Agreement with Volition America, or the Michel US Employment Agreement. Pursuant to the terms of the Michel US Employment Agreement, Dr. Michel shall serve as Chief Operating Officer of Volition America. Volition America will also make available the services of Dr. Michel, as Chief Operating Officer, to VolitionRx and its other subsidiaries, pursuant to services agreements entered into by and between Volition America and VolitionRx or its subsidiaries. In exchange for his services, Dr. Michel received (i) $30,873 per month (increased from $28,067 on May 1, 2023 and subject to annual review and adjustment), and (ii) was eligible to receive a lump sum severance payment if terminated by Volition America without cause (as per the agreement) equal to the salary that he would have received between the date of termination and the completion of a three-month notice period. Effective September 1, 2024, Dr. Michel entered into an Employment Agreement  with Belgian Volition, or the Michel Belgian Employment Agreement, pursuant to which Dr. Michel will continue to provide services as Chief Executive Officer of Belgian Volition.  The Michel Belgian Employment Agreement superseded and replaced in its entirety the Michel US Employment Agreement. In exchange for his services, Dr. Michel shall receive, among other things (i) €12,000 per month from Belgian Volition, subject to annual review and adjustment, plus a 13th month bonus (pro-rated for 2024); (ii) a company car and fuel allowance together worth approximately €1,500 per month; (iii)the equivalent of one-half of Dr. Michel’s salary for the 12-month non-competition period following termination of the agreement, subject to adjustments (unless 12-month non-competition period is waived by Belgian Volition); (iv) be eligible to receive variable bonuses of up to approximately €28,500 per year, subject to the satisfactory achievement of certain individual and corporate performance milestones; and (v) be eligible to receive severance pay in accordance with Belgian Law. The Michel Belgian Employment Agreement shall continue for an indefinite period, which employment may be terminated by either party without compensation or notice on grounds of serious misconduct, or otherwise may be terminated by either party in accordance with Belgian Law.

On September 15, 2021, Volition Global Services and 3F Management SRL, or 3F Management, entered into a Consulting Services Agreement, or the Michel Consulting Agreement. Pursuant to the terms of the Michel Consulting Agreement, 3F Management will make available the services of Dr. Michel as Chief Executive Officer of Volition Global Services. 3F Management received a monthly fee of €2,430 (increased from €2,210 on May 1, 2023) in exchange for the services provided by Dr. Michel, subject to annual review and adjustment. Effective September 1, 2024, Volition Global Services and 3F Management entered into an amendment to the existing Michel Consulting Agreement, or the Amended Michel Consulting Agreement, pursuant to which 3F Management will continue to make available the services of Dr. Michel as Chief Executive Officer of Volition Global Services, and additionally make available certain further consultancy services to be rendered by Dr. Michel through 3F Management to the Company and its other subsidiaries.  Volition Global Services will, in turn, make available the services of Dr. Michel, as Chief Operating Officer to the Company and its other subsidiaries, as Chief Executive Officer to Volition America, and as Manager and President of Volition Veterinary Diagnostics Development LLC, pursuant to services agreements entered into by and between Volition Global Services and the Company and/or its subsidiaries.  In exchange for Dr. Michel’s services, 3F Management shall receive (i) a monthly fee of €14,818 (increased from €12,797 on November 1, 2024), subject to annual review and adjustments; and (ii) be eligible to receive a variable award of up to approximately €26,390 per year, subject to the satisfactory achievement of certain corporate performance milestones.

The foregoing description of each of the Michel US Employment Agreement, the Michel Belgian Employment Agreement, the Michel Consulting Agreement and the Amended Michel Consulting Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2021, Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2024,  Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2021, and Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2024.

Dr. Salvatore Thomas Butera

Effective May 1, 2021, Dr. Butera entered into an Employment Agreement with Volition Vet, or the Butera Employment Agreement. Pursuant to the terms of the Butera Employment Agreement, Dr. Butera shall serve as Chief Executive Officer of Volition Vet. In exchange for his services, Dr. Butera shall receive (i) $28,198 per month (increased from $26,792 on May 1, 2023 and subject to annual review and adjustment), (ii) an annual cash bonus of up to 40% of his base salary unless raised by the VolitionRx Board of Directors, its Compensation Committee or the Company’s Board of Managers, as applicable, and (iii) a lump sum severance payment if terminated by Volition Vet without cause (as per the agreement) equal to the salary that he would have received between the date of termination and the completion of a two-month notice period. The foregoing description of the Butera Employment Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 11, 2021.

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Role of Executive Officers with Compensation Decisions

To determine the compensation of our executive officers, including our named executive officers other than our Chief Executive Officer, the Compensation Committee considers recommendations of our Chief Executive Officer. The Compensation Committee then takes the recommendations of the Chief Executive Officer and makes a determination on the amount of any cash or equity incentive awards payable to the other executive officers. The other executive officers and other senior management personnel also are generally not present at meetings of the Compensation Committee and do not participate in its discussions regarding executive compensation decisions.

While our Chief Executive Officer discusses his compensation recommendations with the Compensation Committee for other executive officers, he does not participate in any Compensation Committee deliberation or determination with respect to his own compensation. The determination of the amount of compensation paid to the Chief Executive Officer is made by the Compensation Committee and subject to the terms of his employment agreement.

With respect to compensation of non-employee directors, the Compensation Committee considers the recommendations of our Chief Executive Officer and makes a determination on the amount of compensation, including equity awards, to such directors subject to the terms of their independent director agreements.

The Compensation Committee may, but is not required to, form, and delegate any of its responsibilities to, a subcommittee.

Compensation Consultant

No compensation consultant was used or hired during the fiscal year ended December 31, 2024.

Outstanding Equity Awards Tables

The following table summarizes the outstanding restricted stock unit awards for our named executive officers as of the fiscal year ended December 31, 2024.

	Equity Incentive Plan Awards: Restricted Stock Units
Name	Grant Date	Number of unearned shares units or other rights unvested	Market value of unearned shares, units or other rights unvested(1)
Cameron Reynolds	October 4, 2022(2)	29,666	$17,800
	October 4, 2022(3)	200,000	$120,000
	September 28, 2023(4)	53,100	$31,860
	October 19, 2023(5)	200,000	$120,000
	June 1, 2024(6)	90,182	$54,109
	September 1, 2024(7)	103,243	$61,946
Dr. Gaetan Michel	October 4, 2022(8)	24,666	$14,800
	October 4, 2022(9)	100,000	$60,000
	September 28, 2023(10)	45,450	$27,270
	October 19, 2023(11)	100,000	$60,000
	June 1, 2024(12)	13,689	$8,213
	September 1, 2024(13)	15,671	$9,403
Dr. Salvatore Thomas Butera	October 4, 2022(14)	21,333	$12,800
	September 28, 2023(15)	38,250	$22,950
	June 1, 2024(16)	31,256	$18,754
	September 1, 2024(17)	35,783	$21,470
	December 1, 2024(18)	16,871	$10,123

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(1)

The market value of unvested restricted stock unit awards as of December 31, 2024, is calculated by multiplying the number of shares subject to such awards by the closing price of our common stock on December 31, 2024, the last trading day of the year, which was $0.60 per share.

(2)

These restricted stock units were awarded on October 4, 2022, subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2022, and June 30, 2023, and also subject to time-based vesting. The performance goals were deemed met on October 13, 2022, January 12, 2023 and July 5, 2023, resulting in an aggregate of 100% of the rights to the referenced restricted stock units vesting. Upon meeting the performance goals, 29,667 of the restricted stock units vested on each of October 4, 2023 and  2024. The balance of 29,666 restricted stock units shall vest on October 4, 2025. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(3)

These restricted stock units were awarded on October 4, 2022, subject to vesting upon achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of ten consecutive trading days prior to October 4, 2025. Upon meeting the closing stock price target, if at all, the restricted stock units shall vest in a single installment six months after the timely achievement of the closing stock price target. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(4)

These restricted stock units were awarded on September 28, 2023, subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2023 and June 30, 2024, and also subject to time-based vesting. On January 24, 2024 and August 15, 2024 certain of the performance goals were deemed to have been timely met resulting in the partial vesting of rights with respect to 79,650 restricted stock units and the cancellation, on August 15, 2024, of 38,350 restricted stock units which remained unvested upon the remaining corporate performance goals not being achieved. Upon meeting the performance goals, 26,550 of the restricted stock units fully vested on September 28, 2024. The balance of 53,100 restricted stock units shall fully vest in two equal installments of 26,550 units on each of September 28, 2025 and 2026. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(5)

These restricted stock units were awarded on October 19, 2023, subject to vesting upon achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of thirty consecutive trading days prior to October 19, 2026. Upon meeting the closing stock price target, if at all, the restricted stock units shall vest in a single installment six months after the timely achievement of the closing stock price target. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(6)

These restricted stock units were awarded on June 1, 2024, in lieu of cash compensation that would otherwise have been owed to Mr. Reynolds. The restricted stock units partially vest in three installments of approximately one-third on each of June 1, 2024, July 1, 2024 and August 1, 2024, and are also subject to further time-based vesting in a single installment on May 1, 2025.

(7)

These restricted stock units were awarded on September 1, 2024, in lieu of cash compensation that would otherwise have been owed to Mr. Reynolds. The restricted stock units partially vest in three installments of approximately one-third on each of September 1, 2024, October 1, 2024 and November 1, 2024, and are also subject to further time-based vesting in a single installment on June 1, 2025.

(8)

These restricted stock units were awarded on October 4, 2022, subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2022, and June 30, 2023, and also subject to time-based vesting. The performance goals were deemed met on October 13, 2022, January 12, 2023 and July 5, 2023, resulting in an aggregate of 100% of the rights to the referenced restricted stock units vesting. Upon meeting the performance goals, 24,667 of the restricted stock units vested on each of October 4, 2023 and  2024. The balance of 24,666 restricted stock units shall vest on October 4, 2025. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(9)

These restricted stock units were awarded on October 4, 2022, subject to vesting upon achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of ten consecutive trading days prior to October 4, 2025. Upon meeting the closing stock price target, if at all, the restricted stock units shall vest in a single installment six months after the timely achievement of the closing stock price target. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(10)

These restricted stock units were awarded on September 28, 2023, subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2023 and June 30, 2024, and also subject to time-based vesting. On January 24, 2024 and August 15, 2024 certain of the performance goals were deemed to have been timely met resulting in the partial vesting of rights with respect to 68,175 restricted stock units and the cancellation, on August 15, 2024, of 32,825 restricted stock units which remained unvested upon the remaining corporate performance goals not being achieved. Upon meeting the performance goals, 22,725 of the restricted stock units fully vested on September 28, 2024. The balance of 45,450 restricted stock units shall fully vest in two equal installments of 22,725 units on each of September 28, 2025 and 2026. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(11)

These restricted stock units were awarded on October 19, 2023, subject to vesting upon achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of thirty consecutive trading days prior to October 19, 2026. Upon meeting the closing stock price target, if at all, the restricted stock units shall vest in a single installment six months after the timely achievement of the closing stock price target. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(12)

These restricted stock units were awarded on June 1, 2024, in lieu of cash compensation that would otherwise have been owed to Dr. Michel. The restricted stock units partially vest in three equal installments of 4,563 units on each of June 1, 2024, July 1, 2024 and August 1, 2024, and are also subject to further time-based vesting in a single installment on May 1, 2025.

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(13)

These restricted stock units were awarded on September 1, 2024, in lieu of cash compensation that would otherwise have been owed to Dr. Michel. The restricted stock units partially vest in three installments of approximately one-third on each of September 1, 2024, October 1, 2024 and November 1, 2024, and are also subject to further time-based vesting in a single installment on June 1, 2025.

(14)

These restricted stock units were awarded on October 4, 2022, subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2022, and June 30, 2023, and also subject to time-based vesting. The performance goals were deemed met on October 13, 2022, January 12, 2023 and July 5, 2023, resulting in an aggregate of 100% of the rights to the referenced restricted stock units vesting. Upon meeting the performance goals, 21,334 units and 21,333 units of the restricted stock units vested on each of October 4, 2023 and 2024, respectively . The balance of 21,333 restricted stock units shall vest on October 4, 2025. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(15)

These restricted stock units were awarded on September 28, 2023, subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2023 and June 30, 2024, and also subject to time-based vesting. On January 24, 2024 and August 15, 2024 certain of the performance goals were deemed to have been timely met resulting in the partial vesting of rights with respect to 57,375 restricted stock units and the cancellation, on August 15, 2024, of 27,625 restricted stock units which remained unvested upon the remaining corporate performance goals not being achieved. Upon meeting the performance goals, 19,125 of the restricted stock units fully vested on September 28, 2024. The balance of 38,250 restricted stock units shall fully vest in two equal installments of 19,125 units on each of September 28, 2025 and 2026. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(16)

These restricted stock units were awarded on June 1, 2024, in lieu of cash compensation that would otherwise have been owed to Dr. Butera. The restricted stock units partially vest in three installments of approximately one-third on each of June 1, 2024, July 1, 2024 and August 1, 2024, and are also subject to further time-based vesting in a single installment on May 1, 2025.

(17)

These restricted stock units were awarded on September 1, 2024, in lieu of cash compensation that would otherwise have been owed to Dr. Butera. The restricted stock units partially vest in three installments of approximately one-third on each of September 1, 2024, October 1, 2024 and November 1, 2024, and are also subject to further time-based vesting in a single installment on June 1, 2025.

(18)

These restricted stock units were awarded on December 1, 2024, in lieu of cash compensation that would otherwise have been owed to Dr. Butera. The restricted stock units partially vest in three installments of approximately one-third on each of December 1, 2024, January 1, 2025 and February 1, 2025, and are also subject to further time-based vesting in a single installment on July 1, 2025.

The following table sets forth the outstanding stock option awards for our named executive officers as of the fiscal year ended December 31, 2024.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
Cameron Reynolds	July 23, 2015(1)	55,000	$4.00	July 23, 2025
	April 15, 2016(2)	125,000	$4.00	April 15, 2026
	March 30, 2017(3)	100,000	$5.00	March 30, 2027
	January 23, 2018(4)	75,000	$4.00	January 23, 2028
	February 11, 2019(5)	50,000	$3.25	February 11, 2025
	April 13, 2020(6)	85,000	$3.60	April 13, 2030
	August 3, 2021(7)	91,486	$3.40	August 3, 2031
Dr. Gaetan Michel	July 23, 2015(8)	2,000	$4.00	July 23, 2025
	October 4, 2021(9)	73,360	$3.40	October 4, 2031
Dr. Salvatore Thomas Butera	August 3, 2021(10)	52,400	$3.40	August 3, 2031

(1)

On July 23, 2015, Mr. Reynolds was granted an option to purchase 55,000 shares of common stock of VolitionRx under the 2011 Equity Incentive Plan, or the 2011 Plan, vesting in full on the six-month anniversary of the date of grant. In December 2018, the board of directors amended the terms of the option to extend the expiration date of the vested installment from four years from the vesting date to five years and six months from the vesting date, or July 23, 2021. In July 2021, the board of directors further amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or July 23, 2025).

(2)

On April 15, 2016, Mr. Reynolds was granted an option to purchase 125,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant. In November 2021, the Compensation Committee amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or April 15, 2026).

(3)

On March 30, 2017, Mr. Reynolds was granted an option to purchase 100,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant. In November 2021, the Compensation Committee amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or March 30, 2027).

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(4)

On January 23, 2018, Mr. Reynolds was granted an option to purchase 75,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant. In November 2021, the Compensation Committee amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or January 23, 2028).

(5)

On February 11, 2019, Mr. Reynolds was granted an option to purchase 50,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant. In January 2025, the Compensation Committee amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or February 11, 2029).

(6)

On April 13, 2020, Mr. Reynolds was granted an option to purchase 85,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant. In December 2021, the Compensation Committee amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or April 13, 2030).

(7)

On August 3, 2021, Mr. Reynolds was granted an option to purchase 91,486 shares of common stock of VolitionRx under the 2015 Plan, vesting upon achievement of certain corporate performance goals on or prior to July 1, 2022, and also subject to a 2-year time-based vesting schedule, vesting in two installments at 12 months and at 24 months from the date of grant. The performance goals were deemed met on April 7, 2022, and June 23, 2022, resulting in the rights to the referenced options vesting. Upon meeting the performance goals, 50% of the options vested on each of August 3, 2022, and August 3, 2023.

(8)

On July 23, 2015, Dr. Michel was granted an option to purchase 2,000 shares of common stock of VolitionRx under the 2011 Plan, vesting in full on the six-month anniversary of the date of grant. In December 2018, the board of directors amended the terms of the option to extend the expiration date of the vested installment from four years from the vesting date to five years and six months from the vesting date, or July 23, 2021. In July 2021, the board of directors further amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or July 23, 2025).

(9)

On October 4, 2021, Dr. Michel was granted an option to purchase 73,360 shares of common stock of VolitionRx under the 2015 Plan, vesting upon achievement of certain corporate performance goals on or prior to July 1, 2022, and also subject to a 2-year time-based vesting schedule, vesting in two installments at 12 months and at 24 months from the date of grant. The performance goals were deemed met on April 7, 2022, and June 23, 2022, resulting in the rights to the referenced options vesting. Upon meeting the performance goals, 50% of the options vested on each of October 4, 2022, and October 4, 2023.

(10)

On August 3, 2021, Dr. Butera was granted an option to purchase 52,400 shares of common stock of VolitionRx under the 2015 Plan, vesting upon achievement of certain corporate performance goals on or prior to July 1, 2022, and also subject to a 2-year time-based vesting schedule, vesting in two installments at 12 months and at 24 months from the date of grant. The performance goals were deemed met on April 7, 2022, and June 23, 2022, resulting in the rights to the referenced options vesting. Upon meeting the performance goals, 50% of the options vested on each of August 3, 2022, and August 3, 2023.

Long-Term Incentive Plans

Since July 1, 2021, we have offered to our eligible U.S.-based salaried employees, including our U.S.-based named executive officers, a customary, tax-qualified defined contribution retirement (401(k)) plan. For 2024, we provided a company match on employee contributions of 100% on the first 3% of an employee’s pay, which we believe to be in line with prevailing practices for major U.S. corporations.

Volition Diagnostics operates a Group Personal Pension Plan, or the Pension Plan, and makes defined monthly contributions into a separate fund on behalf of its eligible United Kingdom employees, as required by the Pensions Act 2008 (UK). Certain of the Company’s executive officers who are based in the United Kingdom are eligible to participate in the Pension Plan. Volition Diagnostics contributes five percent of the gross salary paid to those of its eligible employees to the Pension Plan. Those eligible employees are also required to contribute to the Pension Plan. All risks associated with this type of plan are assumed by the employees. The Pension Plan was effective commencing April 6, 2017.

Other than the foregoing, there are no arrangements or plans in which VolitionRx or its direct or indirect subsidiaries provides pension, retirement or similar benefits for directors or executive officers.

Severance and Change-of-Control Benefits

In the event of a termination of employment under certain circumstances, the named executive officers are entitled to severance payments as detailed in the section of this Proxy Statement entitled Employment and Consulting Agreements.

Additionally, under certain circumstances involving a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, where the successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the vesting of unvested awards will accelerate pursuant to the terms of the 2015 Plan.

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Equity Compensation Plan Information

The following table sets forth information about the securities authorized for issuance under our equity compensation plans as of December 31, 2024. The 2015 Plan replaced the 2011 Plan which was also approved by the stockholders. No further grants will be made under the 2011 Plan.  While the stockholders approved the 2024 Stock Incentive Plan, or the 2024 Plan, in July 2024, the Company intends to continue to make grants under the 2015 Plan (as well as under the 2024 Plan) until it has utilized the balance of the securities authorized for issuance under the 2015 Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
- 2011 Equity Incentive Plan	292,000	$4.00		—
- 2015 Stock Incentive Plan	7,738,064	$3.87	(1)	182,252
- 2024 Stock Incentive Plan	1,000,000	—	(2)	6,500,000
Equity compensation plans not approved by security holders(3)	1,244,318	$2.328		—
Total	10,274,382			6,682,252

(1)	The weighted-average exercise price does not take into account 3,392,316 shares of common stock issuable upon vesting of outstanding restricted stock units, which have no exercise price.

(2)	Consists of restricted stock unit awards for shares of common stock, which have no exercise price.

(3)

Consists of warrants to purchase (i) 414,000 shares of the Company’s common stock issued as a material inducement to certain employees for entering into employment with the Company and/or its subsidiaries, (ii) 448,500 shares of the Company’s common stock issued as compensation to the representative of the underwriters pursuant to an underwritten public offering, and (iii) 381,818 shares of the Company’s common stock issued as compensation to the representatives of the placement agent pursuant to a registered direct offering.

The aggregate number of warrants issued to employees is comprised of (a) 125,000 warrants to purchase shares of common stock that vested as of January 1, 2022 and expire on January 1, 2027, with an exercise price of $3.95 per share, (b) 185,000 warrants to purchase shares of common stock that vested as of February 1, 2022 and expire on February 1, 2027, with an exercise price of $4.90 per share, (c) 50,000 warrants to purchase shares that vested as of September 1, 2021 and expire on March 1, 2026, with an exercise price of $3.45 per share, (d) 27,000 warrants to purchase shares of common stock that vested as of April 4, 2023 and expire on April 4, 2028, with an exercise price of $3.05 per share, and (e) 27,000 warrants to purchase shares of common stock that vest on April 4, 2024 and expire on April 4, 2029, with an exercise price of $3.05 per share.

The aggregate number of warrants issued to underwriters pursuant to the underwritten public offering is comprised of (a) 390,000 warrants to purchase shares of common stock that vested as of December 4, 2023 and expire on June 5, 2028, with an exercise price of $2.00 per share, and (b) 58,500 warrants to purchase shares of common stock that vested as of December 20, 2023 and expire on June 23, 2028, with an exercise price of $2.00 per share.

The aggregate number of warrants issued as compensation to the representatives of the placement agent pursuant to a registered direct offering is comprised of 381,818 warrants to purchase shares of common stock that vested as of February 12, 2025, and expire on August 8, 2029, with an exercise price of $0.6875 per share.

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Pay Versus Performance

Pursuant to Item 402(v) of Regulation S-K of the Exchange Act, the following table sets forth information about the relationship between the compensation actually paid to our principal executive officer, or PEO, and non-PEO named executive officers, or Non-PEO NEOs, and certain performance metrics of the Company. For further information regarding executive compensation for our named executive officers, refer to the section entitled Compensation of Named Executive Officers of this Proxy Statement.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return(4)	Net Income (Loss)(5)
2024	$614,814	$472,729	$474,730	$433,618	$19.11	$(27,257,985)
2023	$772,933	$607,275	$643,798	$392,529	$18.43	$(35,677,074)
2022	$760,611	$760,273	$569,418	$355,603	$62.47	$(30,598,469)

(1)	Cameron Reynolds, our Chief Executive Officer, was our PEO for each year reported.

(2)

The dollar amounts reflected in this column represent the compensation actually paid to the PEO and the non-PEO NEOs, computed in accordance with Item 402(v) of Regulation S-K. The following table reflects the adjustments made to determine the compensation actually paid (for the Non-PEO NEOs, all amounts are averages):

Year	Executives	Summary Compensation Table Total	Deduct Stock Awards Granted in Covered Year	Deduct Option Awards Granted in Covered Year	Add Year- End Fair Value of Outstanding and Unvested Equity Awards Granted in Covered Year	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Change in Vesting Date Fair Value of Equity Awards Granted in Prior Years Which Vested in Covered Year	Compensation Actually Paid
2024	PEO	$614,814	$(198,793)	—	$116,055	$(51,415)	$(7,932)	$472,729
	Non-PEO NEOs	$474,730	$(93,241)	—	$122,812	$(63,735)	$(6,948)	$433,618
2023	PEO	$772,933	$(174,202)	$(26,297)	$219,606	$(78,358)	$(106,407)	$607,275
	Non-PEO NEOs	$643,798	$(126,439)	$(19,658)	$134,475	$(118,197)	$(121,450)	$392,529
2022	PEO	$760,611	$(124,782)	$(97,165)	$354,272	$(50,101)	$(82,562)	$760,273
	Non-PEO NEOs	$569,418	$(107,241)	$(70,281)	$225,735	$(124,866)	$(137,162)	$355,603

(3)

The Non-PEO NEOs for each year reported were as follows:

•  2024: Salvatore Thomas Butera and Dr. Gaetan Michel

•  2023: Salvatore Thomas Butera and Dr. Gaetan Michel

•  2022: Terig Hughes and Dr. Gaetan Michel

(4)	The total stockholder return, or TSR, is determined based on the value of an initial fixed investment of $100 on December 31, 2020.

(5)

The Net Income (Loss) as reported for 2024 and 2023 in our 2024 Annual Report and as reported for 2022 in our Annual Report on Form 10-K for the year ended December 31, 2022, or our 2022 Annual Report.

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Relationship Between Compensation Actually Paid and Cumulative Total Stockholder Return

As shown in the graph below, the compensation actually paid to our PEO, Mr. Reynolds, and the average amount of compensation actually paid to our Non-PEO NEOs during the covered fiscal years are negatively correlated with each other. While we utilize several performance measures to align executive compensation with our performance, they tend not to be financial performance measures, such as TSR. For example, part of the compensation our PEO and Non-PEO NEOs are eligible to receive consists of annual discretionary performance-based cash bonuses as well as restricted stock units with performance-based vesting, which are designed to incentivize our executives to achieve defined annual corporate goals and reward them for achievement of these goals.  Additionally, we believe stock options, which are an integral part of our executive compensation program, are related to company performance, although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option and performance-based restricted stock unit awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

Compensation actually paid reflects the exclusions and inclusions to the Summary Compensation Table total for the PEO and the Non-PEO NEOs. The amounts excluded from the Summary Compensation Table total include the stock awards and option awards reported in the Summary Compensation Table for the covered years. The amounts added to the Summary Compensation Table total include: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year, which was not applicable for each of the covered years presented; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year are subtracted. Equity values are calculated in accordance with ASC Topic 718.

The graph below compares the compensation actually paid to our PEO, the average of the compensation actually paid to our Non-PEO NEOs, and the cumulative TSR. The TSR amounts in the graph assume that $100 was invested on December 31, 2020, and that all distributions or dividends, if any, were reinvested on a quarterly basis.

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Relationship Between Compensation Actually Paid and Net Income (Loss)

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our Non-PEO NEOs with our net income (loss) as reported in our 2024 Annual Report and our 2022 Annual Report.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Our board of directors currently consists of eight annually elected directors and has no vacancies. Acting upon the recommendation of our Nominations and Governance Committee, the full board of directors nominated the persons set forth in the table below for election to our board of directors at the Annual Meeting. Each elected director will hold office until the next annual meeting of stockholders, and until each such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

Each of the nominees has consented to serve if elected. However, in the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxy holders will vote for such substitute nominee as recommended by the board of directors. See the Compensation of Directors Table below for information relating to compensatory agreements for the director nominees.

Except as disclosed in the notes to the Compensation of Directors Table, there are no arrangements or understandings between any director and any other person pursuant to which any director was nominated as a director.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the election of each of the director nominees named below unless otherwise specified in the proxy.

Vote Required

Directors are elected by the vote of a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter, meaning the nominees receiving the highest number of votes “FOR” them will be elected to the board of directors. A properly executed proxy marked “WITHHOLD ALL” or “FOR ALL EXCEPT” with respect to the election of directors will not be voted with respect to the director or directors indicated. The election of directors is a non-routine matter under applicable stock exchange rules. Withheld votes, abstentions and broker non-votes, if any, will have no effect in determining which directors are elected at the Annual Meeting.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES SET FORTH BELOW.

Director Nominees

Set forth below is information as to each nominee for director (ages are as of the Record Date).

Name of Nominee	Age	Director Since
Dr. Phillip Barnes	63	October 9, 2019
Dr. Alan Colman	76	October 6, 2011
Mickie Henshall	53	August 15, 2022
Guy Innes	68	October 6, 2011
Kim Nguyen	48	March 25, 2021
Cameron Reynolds	54	October 6, 2011
Dr. Ethel Rubin	56	September 30, 2024
Timothy Still	59	November 6, 2024

The business experience of each person listed above and his or her qualification to serve as a director is as follows:

DR. PHILLIP BARNES serves as a director. Dr. Barnes is currently retired. Between 2009 and 2016, he served on the Board of Directors of a number of United Kingdom National Health Service, or NHS, hospitals both as Chief Medical Officer and Chief Executive Officer. Dr. Barnes was also involved in a number of national and regional advisory groups for the NHS and pharmaceutical industry. Prior to his career as a physician executive, Dr. Barnes was Consultant Neurologist at King’s College Hospital, London between 1995 and 2009, and Hon. Senior Lecturer in Neurology at King’s College London between 1999 and 2009. He served as Clinical Director for Neurology, a managerial and administrative role, between 1995 and 1998, and from 1998 until 2008 was Chief of Service of the King’s Neurosciences Centre, the United Kingdom’s largest Regional Neuroscience Centre. Dr. Barnes received a B.Sc. in Basic Medical Sciences, a Ph.D. in Anatomy and Neuroendocrinology from the University of London and a clinical medical degree (B.M. B.Ch.) from the University of Oxford. Our board of directors believes that Dr. Barnes is qualified to serve as a director of the Company based on his extensive experience both as a clinician and Board member within the United Kingdom’s NHS and related academic institutions.

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DR. ALAN COLMAN serves as a director. Prior to completion of the transactions under the Share Exchange Agreement, Dr. Colman served as a Director of Singapore Volition from April 1, 2011 to December 15, 2015. Dr. Colman currently serves as chairman of the Scientific Advisory Board of Belgian Volition, a position he has held since April 5, 2011. Until its acquisition by Vertex Pharmaceuticals, a biopharmaceuticals company, in October 2019, Dr. Colman served on the Scientific Advisory Board of Semma Therapeutics, Inc., a stem cell therapy company based in Cambridge, Massachusetts, a position he held since December 2014. From 2007 to 2013, Dr. Colman served as the Executive Director of the A*STAR Singapore Stem Cell Consortium, or A*STAR. Concurrently, Dr. Colman was Professor of Regenerative Medicine at king’s College, London, United Kingdom, from 2008 to 2009. Prior to joining the A*STAR, Dr. Colman was Chief Scientific Officer and then Chief Executive Officer for ES Cell International, a Singaporean human embryonic stem cell company, from 2002 to 2007. Dr. Colman was the research director at PPL Therapeutics in Edinburgh, United Kingdom., or PPL, from the late 1980s until 2002, where he was responsible for leading PPL’s research program strategy, also playing a role in PPL’s financing rounds, culminating in its listing on the London Stock Exchange in 1996. PPL attracted considerable media attention because of its participation in the technique of somatic nuclear transfer that led to the world’s first sheep cloned from an adult cell, Dolly, in 1996. Dr. Colman had a successful university career in the Universities of Oxford, Warwick, Birmingham, where he was Professor of Biochemistry, and London, as described above. Between 2014 and 2024,  Dr Colman was an Associate of the Harvard University Department of Stem Cells and Regenerative Biology. Dr. Colman’s main current interest is the development of human disease models using induced pluripotent stem cells. Dr. Colman received a B.A., M.A. and Ph.D. from Oxford University. Dr. Colman has extensive experience in the molecular biology field where he has worked in the production of transgenic livestock, somatic nuclear transfer, and human disease models. Our board of directors believes that Dr. Colman is qualified to serve as a director of the Company and a member of the Scientific Advisory Board based on his extensive experience in biochemistry, stem cell research and pathology.

MICKIE HENSHALL serves as a director. Ms. Henshall currently serves as Chief Business Officer of Ambry Genetics, a wholly owned subsidiary of Tempus.  In her current role, which she has held since January 2025, Ms. Henshall is responsible for the Commercial Operations, Product Management, Marketing and Market Access departments for the clinical genomics testing company.  Prior to this role, from October 2020 to January 2025, Ms. Henshall was the Chief Marketing Officer of REALM IDx, Inc. (formerly Konica Minolta Precision Medicine), and the former parent company of Ambry Genetics Corporation and Invicro, LLC, which was focused on pioneering developments in the field of integrated diagnostics by uniting genomics, imaging, radiology and pathology with advanced artificial intelligence to develop innovative healthcare solutions. Ms. Henshall was responsible for the corporate name change and rebranding, restructuring the marketing organization, supporting the company’s commercial expansion and implementing formal product development processes, ultimately leading to the successful exits of both the Ambry and Invicro businesses. Prior to joining REALM IDx, from April 2020 to October 2020, Ms. Henshall served as Chief Marketing Officer of Genomic Life, Inc., a health services company focused on expanding access to precision medicine. She was responsible for corporate strategy and marketing of the company’s paid benefit program, Cancer Guardian, which provides genetic risk insights and comprehensive genomic profiling with support services for those diagnosed with cancer. Prior to that, from 2017 to April 2020, Ms. Henshall was Vice President of Marketing at Agena Bioscience (now part of Mesa Laboratories, Inc. (NASDAQ: MLAB)), a molecular diagnostics company delivering instrument systems and assays for targeted analysis of genetic disease and variant profiling. Ms. Henshall led Agena’s Corporate Marketing, Product Management, Scientific Affairs, Custom Assay Services, and the regional marketing teams in China, Australia, and Germany. Between 2014 and 2017, Ms. Henshall served as Vice President of Marketing at Accriva Diagnostics, Inc., or Accriva, a hospital-focused, point-of-care cardiovascular diagnostics company, where she established a new marketing team, developed re-branding of Accriva’s point-of-care diagnostics products, generated a five-year portfolio roadmap and provided support in preparing Accriva for sale to Werfen Life. From 2010 to 2014, Ms. Henshall was Vice President of Marketing at Biotix, Inc, a supplier of laboratory consumables, where she managed all aspects of global marketing initiatives, including corporate branding, channel marketing, public relations, and sales training. From 2005 to 2010, Ms. Henshall had increasing levels of leadership roles at Illumina, Inc. (NASDAQ: ILMN), a global leader in genomic technologies, where she supported the company through many firsts, including developing its first diagnostic portfolio strategy, convening its first Diagnostic Advisory Board, onboarding its first diagnostics marketing team, and development and launch of its first FDA cleared system. Ms. Henshall is a marketing executive with over 20 years’ experience in developing and implementing marketing and sales strategies for the IVD, clinical and life science markets. Ms. Henshall holds a B.S. in Integrative Biology from the University of California, Berkeley. Our board of directors believes that Ms. Henshall is qualified to serve as a director of the Company based on her extensive marketing and commercial experience.

GUY INNES serves as a director. Prior to completion of the transactions under the Share Exchange Agreement, Mr. Innes served as a Director of Singapore Volition, a position he held from August 18, 2010 to December 15, 2015. Mr. Innes has served as a non-executive Director on the boards of mineral exploration companies such as Carbon Mining PLC and Magellan Copper & Gold PLC, both from 2007 to 2010, and on the board of ProBio Inc., a company that commercialized intellectual property in the animal biotechnology fields including transgenesis and cloning research from the University of Hawaii, from 2000 to 2006. Mr. Innes had a long career in banking and private equity, including advisory roles with Quartz Capital Partners Limited, or Quartz, a small London based investment bank specializing in new technology companies, from 1997 to 2000, where Mr. Innes served as Head of Corporate Finance and was responsible for managing the corporate finance department and leading the transactions undertaken by Quartz including initial public offerings, private placements and mergers and acquisitions; Baring Private Equity Partners Limited, a private equity investment firm, in London and Singapore from 1995 to 1997, where he was involved in the setting up, recruiting of managers and capital raising for an Asian media and communications private equity fund; and Baring Brothers & Co. Limited, a London based international investment bank, in London and Paris from 1984 to 1995, where he was involved in executing and advising on national and international mergers and acquisitions, as well as initial public offerings and capital raising. Mr. Innes is a chartered accountant and a member of the Institute of Chartered Accountants in England and Wales. Mr. Innes has extensive experience in financing and managing technology companies. Mr. Innes received a B.Sc. in Geography from Bristol University. Our board of directors believes Mr. Innes is qualified to serve as a director of the Company based on his extensive technical, financial and managerial background.

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KIM NGUYEN serves as a director. Ms. Nguyen is currently a Director, Asia Pacific Human Resources, or APAC HR, for Uber Technologies, a position she has held since June 2024. Between November 2023 and May 2024, Ms. Nguyen served as Group Director, Asia Pacific Human Resources for the London Stock Exchange Group. Between January 2022 and November 2023, Ms. Nguyen served as Vice President of International HR of Binance, a blockchain company. From September 2017 and January 2022, Ms. Nguyen served as Head of HR for Google Asia Pacific Pte. Ltd. Prior to that, Ms. Nguyen worked with Google UK Limited from April 2007 to September 2017, where she held a number of positions working across the Technology and Sales divisions across Europe and Latin America. Ms. Nguyen’s HR career spans over 20 years in Technology, FinTech and Financial Services businesses. She has built and led large teams driving business transformation, corporate reorganization, workforce planning, crisis management, mergers and acquisitions, as well as driving HR strategy for new market expansion. She has worked across all international markets and has helped companies navigate culture and talent needs in a global setting, while meeting local labour law requirements. With experience in both multinational and start up environments she can competently operate in more established environments or build structures and programs from the ground up. Ms. Nguyen received a B.S. in Psychology Honors from the University of New South Wales, Sydney, Australia. Our board of directors believes that Ms. Nguyen is qualified to serve as a director of the Company based on her extensive experience within international labor law and practice, leadership and talent management development, organizational design and HR analytics.

CAMERON REYNOLDS serves as our President and Chief Executive Officer and as a director. He has served as a director of Belgian Volition since October 27, 2010, as the director and Chief Executive Officer of Volition Diagnostics since November 13, 2015, as a director of Volition America since February 3, 2017 and a manager of Volition Vet since August 7, 2019. Prior to completion of the transactions under the Share Exchange Agreement, Mr. Reynolds was the Chief Executive Officer of Singapore Volition, a position he held from August 5, 2010 to June 1, 2018, and a director of Singapore Volition from August 5, 2010 to September 1, 2021. He also served as the Managing Director of Belgian Volition between January 18, 2012 and July 24, 2015. Since February 2017, Mr. Reynolds has served as a non-executive director of Pathify Holdings, Inc. (formerly Ucroo Incorporated), a SaaS EdTech company, and since December 2023 has served as a non-executive director of GlycanAge Ltd, which manufactures and provides wellness tests which measure biological age. Further, from July 2018 and December 2021, he served as a non-executive director of Wellfully Limited (ASX: WFL) (formerly OBJ Limited), a developer of magnetic, micro-array drug and ingredient delivery technologies for use in pharmaceutical, cosmetic and skincare, and consumer healthcare industries. Between 2005 and 2011, Mr. Reynolds held a number of board directorships including Atlantic Mining PLC, Carbon Mining PLC, Magellan Copper and Gold PLC (Carbon Mining and Magellan Copper and Gold both became part of Solfotara Mining and Copper Development Corp.), KAL Energy Inc. (OTC: KALG), Iofina Natural Gas PLC (AIM: IOF), Canyon Copper Corp. (TSX-V: CNC, OTCBB: CNYC), and Hunter Bay Resources (TSX-V: HBY).  From 2004 until 2011, Mr. Reynolds founded and served as Managing Director and Director of Mining House Ltd., a company providing consultancy and office support services, where he was responsible for identifying potential mining projects, coordinating the preliminary evaluations and securing the financing with a view to listing the company on the AIM, the TSX and the U.S. OTC. From 1998 until 2001, Mr. Reynolds served as the commercialization director for Probio, Inc., a company that commercialized intellectual property in the animal biotechnology fields including transgenesis and cloning research from the University of Hawaii, where his duties and responsibilities included managing legal and contract issues with the University of Hawaii, implementing patenting strategy, managing stockholder issues including a merger and its legal and contractual documentation, overseeing office management, monitoring budgetary concerns, and team building and recruitment. Furthermore, Mr. Reynolds held a junior management position in 1996 at Integrated Coffee Technologies, a genetically modified coffee company where he was responsible for business plan creation, office management, recruitment, and business development. From 1994 to 1995, Mr. Reynolds worked for Southern China Group, a mineral exploration company, where, as regional manager, he established operations in Hong Kong and Yunnan.  Mr. Reynolds received a Bachelor of Commerce and an M.B.A. from the University of Western Australia. Our board of directors believes Mr. Reynolds brings the Company strong experience in management, structuring and strategic planning based on his over 30 years of entrepreneurial executive experience in the mining and biotechnology sectors and is qualified to serve as a director of the Company.

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DR. ETHEL RUBIN serves as a director. Dr. Rubin has over 20 years’ experience leading healthcare innovation and commercialization strategies for both large global corporates as well as early-stage operations.  Over the course of her career, Dr. Rubin contributed to over 25 commercial products in the market, ranging from diagnostics, therapeutics, SaaS and devices, and was instrumental in multiple mergers and acquisitions, partnerships, collaborations and strategic initiatives.  Dr. Rubin currently serves as Head of Ventures for BioHealth Innovation, Inc., a position she has held since May 2015. In this role, Dr. Rubin leads a team of strategy and finance consultants who help companies develop strategies that achieve commercial goals and valuation inflection points and who also prepare and connect companies with private capital.  Earlier in her employment with BioHealth Innovation, from May 2015 to August 2018, Dr. Rubin was responsible for leading early investments for the NIH Centers for Accelerated Innovation, deploying a $45 million fund, which invested in multiple platform technologies and therapeutic assets that have gone on to raise or exit for over $1 billion.  Dr. Rubin also currently serves on a part-time basis since April 2021, as President and CEO of Mirabile Lifesci Advisory, LLC, which advises CEOs of lifesciences companies in areas related to strategic and financial planning, partnering & alliances, and technology development.  From November 2009 to August 2015, Dr. Rubin held multiple leadership roles in areas such as external innovation, global clinical strategy and medical affairs at Medtronic, plc, Cardiovascular Group, where she directed the funding and/or was involved in over 100 clinical trials and research studies.  Between June 2008 to May 2009, Dr. Rubin was Chief Scientific Officer of CSA Medical, Inc. (now Steris Healthcare, NYSE:STE), and from June 2004 and June 2008 was Chief Scientific & Operations Officer of BioFortis, Inc. (acquired by Q2 Solutions, an IQVIA company (NYSE:IQV), in 2018), where she played key roles in technology development and commercialization efforts for these companies.  Between February 2020 and February 2023, Dr. Rubin served on the board of directors of Innara Health, Inc., a neonatal medical device company, during which time Innara completed a Series A financing and a sale to Cardinal Health in 2023 (NYSE:CAH).  Dr. Rubin also served as a director of Emerging Technology Centers, Inc., a non-profit technology incubator, between May 2006 and May 2008 where she supported the center’s growth in the lifesciences space.  Dr. Rubin holds a B.S. in Biochemistry from the University of Rochester and received a Ph.D. in Biochemistry and Biophysics from the University of Rochester School of Medicine and Dentistry. The Board believes that Dr. Rubin is qualified to serve on the Board as a result of her extensive corporate strategy, financing and commercialization experience.

TIMOTHY STILL serves as a director and non-executive Chairman of the Board. Mr. Still has over 35 years’ experience in medical diagnostics, devices and digital health, and has extensive experience in designing and implementing highly focused commercial and business development strategies within both large and small companies. Over the course of his career, Mr. Still has been directly responsible for building the commercial viability of all of his previous companies – many of which have been successfully acquired - and has a consistent track record of identifying new market opportunities, developing markets, raising capital and developing global relationships with strategic business partners, industry suppliers, healthcare investment banks and industry analysts, while rapidly increasing revenue, market share and profitability. Mr. Still currently serves as Chairman and CEO of TSTILL Enterprises LLC, a company that provides strategic, investment, and advisory consulting services for start-up and rapidly growing medical technology companies, a position he has held since January 2019, and also currently serves, since September 2023, as an Operating Partner with Revival Healthcare, Inc., where he is involved in evaluating and managing investment opportunities in medical technology. From June 2021 to February 2023, Mr. Still was President and CEO of Sense Biodetection Limited, a molecular diagnostics company, which merged with Sherlock Biosciences, Inc. in February 2023 to create a leading point-of-care diagnostics company serving the consumer diagnostics market. Between 2008 and 2021, Mr. Still has been a CEO and/or board member at numerous medical technology companies: Myoscience, Inc., MDx Health SA (NASDAQ:MDXH), Gold Standard Diagnostics, Inc. (Executive Chairman), Global Kinetics Corporation, Xagenic, Inc. and Accumetrics, Inc. Earlier in his career, Mr. Still also held senior leadership roles at HemoSense (NASDAQ:HEM), Cholestech (NASDAQ:CTEC), and Boehringer Mannheim / Roche. Mr. Still currently serves on the board of directors of Monod Bio, Inc., a position he has held since January 2023, and as a director of miDiagnostics SA, Centese, Inc., and Ramanomics Limited, since June 2023, July 2023 and June 2024, respectively. Mr. Still holds a B.S. degree in Biological Sciences (Highest Honors) from the University of California and received an M.B.A. in Marketing and Entrepreneurship (Dean’s Scholar) from the University of Southern California. The Board believes that Mr. Still is qualified to serve as a member of the Board and as the non-executive Chairman of the Board as a result of his extensive business development, financing and leadership experience.

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Compensation of Directors Table

The following table sets forth the compensation paid to the directors of VolitionRx for the fiscal year ended December 31, 2024 other than directors who also served as named executive officers. No executive officer is paid compensation for his role as a director. There are no employment agreements by and between the Company and the non-employee directors. See the section of this Proxy Statement entitled Compensation of Named Executive Officers - Summary Compensation Table for information on the compensation paid to named executive officers who were also directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Dr. Phillip Barnes(2)	27,102	15,999	-	43,101
Dr. Alan Colman(3)	40,653	20,587	-	61,240
Dr. Martin Faulkes(4)	162,953	65,059	15,156	243,168
Dr. Edward Futcher(5)	16,261	9,448	-	25,709
Mickie Henshall(6)	-	4,240	-	4,240
Guy Innes(7)	16,261	24,300	-	40,561
Kim Nguyen(8)	27,101	16,874	-	43,975
Dr. Ethel Rubin(9)	5,420	2,275	-	7,695
Timothy Still(10)	20,000	62,793	-	82,793

(1)

Amounts listed include the value of granted performance-based restricted stock units not yet deemed earned. The restricted stock units granted to Mr. Innes, Ms. Nguyen and Drs. Barnes and Colman on June 1, 2024 and September 1, 2024, had share prices of $0.7057 and $0.72, respectively. The restricted stock units granted to Dr. Rubin on September 30, 2024, had share prices of $0.601. The restricted stock units granted to Mr. Innes, Ms. Nguyen and Drs. Colman and Rubin on December 1, 2024, had share prices of $0.6949. The 400,000 restricted stock units granted to Mr. Still on November 6, 2024, had share prices of $0.602, and the one million restricted stock units also granted to Mr. Still on November 6, 2024 had a fair value (measured on the grant date using a Monte Carlo Simulation of a Geometric Brownian Motion stock path model) of $0.27056 and $0.144248 in relation to each tranche of 500,000 restricted stock units that vest following the achievement of a closing stock price target above $2.50 and $5.00 per share, respectively.

(2)

On October 9, 2019, Dr. Barnes entered into an Independent Director Agreement with VolitionRx, or the Barnes Independent Director Agreement, pursuant to which Dr. Barnes will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Dr. Barnes received $10,840 per calendar quarter. Between April 1, 2024 and December 31, 2024, Dr. Barnes elected to reduce his cash compensation by $10,840 in exchange for the grant of restricted stock units on June 1, 2024, and September 1, 2024, as described below. The foregoing description of the Barnes Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On June 1, 2024, Dr. Barnes was granted a restricted stock unit award for 8,011 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of June 1, 2024, July 1, 2024 and August 1, 2024, and are also subject to further time-based vesting in a single installment on May 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Dr. Barnes for the three month period ended June 30, 2024.

On September 1, 2024, Dr. Barnes was granted a restricted stock unit award for 9,171 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of September 1, 2024, October 1, 2024 and November 1, 2024, and are also subject to further time-based vesting in a single installment on June 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Dr. Barnes for the three month period ended September 30, 2024.

As of December 31, 2024, Dr. Barnes had (i) options to purchase 23,635 shares of common stock, and (ii) restricted stock units for 31,182 shares of common stock.

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(3)

On March 31, 2015, Dr. Colman entered into an Independent Director Agreement with VolitionRx, or the Colman Independent Director Agreement, pursuant to which Dr. Colman will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Dr. Colman received $16,261 per calendar quarter. Between April 1, 2024 and December 31, 2024, Dr. Colman elected to reduce his cash compensation by $24,393 in exchange for the grant of restricted stock units on June 1, 2024, September 1, 2024 and December 1, 2024, as described below. The foregoing description of the Colman Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On June 1, 2024, Dr. Colman was granted a restricted stock unit award for 12,016 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of June 1, 2024, July 1, 2024 and August 1, 2024, and are also subject to further time-based vesting in a single installment on May 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Dr. Colman for the three month period ended June 30, 2024.

On September 1, 2024, Dr. Colman was granted a restricted stock unit award for 13,757 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of September 1, 2024, October 1, 2024 and November 1, 2024, and are also subject to further time-based vesting in a single installment on June 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Dr. Colman for the three month period ended September 30, 2024.

On December 1, 2024, Dr. Colman was granted a restricted stock unit award for 12,972 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of December 1, 2024, January 1, 2025 and February 1, 2025, and are also subject to further time-based vesting in a single installment on July 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Dr. Colman for the three month period ended December 31, 2024.

As of December 31, 2024, Dr. Colman had (i) options to purchase 147,953 shares of common stock, and (ii) restricted stock units for 52,745 shares of common stock.

(4)

On March 7, 2017, Dr. Faulkes entered into an Employment Agreement with Volition Diagnostics, or the Faulkes Employment Agreement, which took effect on April 1, 2017. Volition Diagnostics agreed to make available to VolitionRx the services of Dr. Faulkes as Executive Chairman of the board of directors of VolitionRx, pursuant to a services agreement entered into by and between Volition Diagnostics and VolitionRx and subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. The Employment Agreement continues until terminated by either party providing not less than three months’ notice and provides for a six month non-compete following termination. In exchange for his services, Dr. Faulkes received, among other things, (i) £14,034 per month from Volition Diagnostics, and (ii) a severance payment if terminated by Volition Diagnostics (except in limited circumstances specified in the Faulkes Employment Agreement that generally constitute cause, such as a repeated breach of the Agreement) equal to the salary that he would have received between the date of termination and the completion of a three month notice period less income tax and National Insurance contributions, payable in equal monthly installments during such notice period. With respect to any severance payment, Dr. Faulkes has an obligation to seek alternative income during the remainder of the notice period and any such income received would offset the severance payment amount. The foregoing description of the Faulkes Employment Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.30 to the Company’s Annual Report on Form 10-K filed March 10, 2017.

The amount disclosed under All Other Compensation reflects 85% of one month’s salary paid to Dr. Faulkes as a bonus for the year ended December 31, 2024, payable upon the achievement of certain specified corporate goals.

Effective July 2, 2024, Dr. Faulkes retired from the Board of VolitionRx and also stepped down as Executive Chairman but continued to be employed by the Company for a three-month period to assist with the transition of the Chairman position among other duties.

(5)

On June 23, 2016, Dr. Futcher entered into an Independent Director Agreement with VolitionRx, or the Futcher Independent Director Agreement, pursuant to which Dr. Futcher will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Dr. Futcher received $10,840 per calendar quarter. The foregoing description of the Futcher Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

Effective July 2, 2024, Dr. Futcher retired from the Board of VolitionRx.

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(6)

On August 15, 2022, Ms. Henshall entered into an Independent Director Agreement with VolitionRx, or the Henshall Independent Director Agreement, pursuant to which Ms. Henshall will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. At this time, Ms. Henshall has elected not to receive any cash compensation in exchange for her services. The foregoing description of the Henshall Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

As of December 31, 2024, Ms. Henshall had restricted stock units for 9,000 shares of common stock.

(7)

On March 31, 2015, Mr. Innes entered into an Independent Director Agreement with VolitionRx, or the Innes Independent Director Agreement, pursuant to which Mr. Innes will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Mr. Innes received $10,840 per calendar quarter. Between April 1, 2024 and December 31, 2024, Mr. Innes elected to forgo his cash compensation in exchange for the grant of restricted stock units on June 1, 2024, September 1, 2024 and December 1, 2024, as described below. The foregoing description of the Innes Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On June 1, 2024, Mr. Innes was granted a restricted stock unit award for 16,022 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of June 1, 2024, July 1, 2024 and August 1, 2024, and are also subject to further time-based vesting in a single installment on May 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Mr. Innes for the three month period ended June 30, 2024.

On September 1, 2024, Mr. Innes was granted a restricted stock unit award for 18,342 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of September 1, 2024, October 1, 2024 and November 1, 2024, and are also subject to further time-based vesting in a single installment on June 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Mr. Innes for the three month period ended September 30, 2024.

On December 1, 2024, Mr. Innes was granted a restricted stock unit award for 17,296 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of December 1, 2024, January 1, 2025 and February 1, 2025, and are also subject to further time-based vesting in a single installment on July 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Mr. Innes for the three month period ended December 31, 2024.

As of December 31, 2024, Mr. Innes had (i) options to purchase 143,635 shares of common stock, and (ii) restricted stock units for 65,660 shares of common stock.

(8)

On March 25, 2021, Ms. Nguyen entered into an Independent Director Agreement with VolitionRx, or the Nguyen Independent Director Agreement, pursuant to which Ms. Nguyen will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for her services, Ms. Nguyen received $10,840 per calendar quarter. Between April 1, 2024 and December 31, 2024, Ms. Nguyen elected to reduce her cash compensation by $16,260 in exchange for the grant of restricted stock units on June 1, 2024, September 1, 2024 and December 1, 2024, as described below. The foregoing description of the Nguyen Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On June 1, 2024, Ms. Nguyen was granted a restricted stock unit award for 8,011 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of June 1, 2024, July 1, 2024 and August 1, 2024, and are also subject to further time-based vesting in a single installment on May 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Ms. Nguyen for the three month period ended June 30, 2024.

On September 1, 2024, Ms. Nguyen was granted a restricted stock unit award for 9,171 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of September 1, 2024, October 1, 2024 and November 1, 2024, and are also subject to further time-based vesting in a single installment on June 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Ms. Nguyen for the three month period ended September 30, 2024.

On December 1, 2024, Ms. Nguyen was granted a restricted stock unit award for 8,648 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of December 1, 2024, January 1, 2025 and February 1, 2025, and are also subject to further time-based vesting in a single installment on July 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Ms. Nguyen for the three month period ended December 31, 2024.

As of December 31, 2024, Ms. Nguyen had (i) options to purchase 8,635 shares of common stock, and (ii) restricted stock units for 39,830 shares of common stock.

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(9)

On September 30, 2024, Dr. Rubin entered into an Independent Director Agreement with VolitionRx, or the Rubin Independent Director Agreement, pursuant to which Dr. Rubin will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for her services, Dr. Rubin received $10,840 per calendar quarter. The foregoing description of the Rubin Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On September 30, 2024, Dr. Rubin was granted a restricted stock unit award for 15,000 shares of common stock of VolitionRx under the 2015 Plan, vesting over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant.

On December 1, 2024, Dr. Rubin was granted a restricted stock unit award for 8,648 shares of common stock of VolitionRx under the 2015 Plan, partially vesting in three installments of approximately one-third on each of December 1, 2024, January 1, 2025 and February 1, 2025, and are also subject to time-based vesting in a single installment on July 1, 2025. These restricted stock units were granted in lieu of cash compensation that would otherwise have been owed to Dr. Rubin for the three month period ended December 31, 2024.

As of December 31, 2024, Dr. Rubin had restricted stock units for 23,648 shares of common stock.

(10)

On November 6, 2024, Mr. Still entered into an Independent Director Agreement with VolitionRx, or the Still Independent Director Agreement, pursuant to which Mr. Still will continue to serve as a member of the Board and as the non-executive Chairman of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Mr. Still received $30,000 per calendar quarter. The foregoing description of the Still Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.43 to the Company’s 2024 Annual Report.

On November 6, 2024, Mr. Still was granted a restricted stock unit award for 400,000 shares of common stock of VolitionRx under the 2015 Plan, vesting over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant.

On November 6, 2024, Mr. Still was granted a restricted stock unit award for 1,000,000 shares of common stock of VolitionRx under the 2024 Stock Incentive Plan that vest in two equal installments following the achievement of a closing stock price target above $2.50 per share and above $5.00 per share of the Company’s common stock for a minimum of thirty consecutive trading days prior to November 6, 2027 (but no earlier than November 6, 2025), and also subject to time-based vesting in a single installment six months after the timely achievement of each stock price target, if at all. In the event the Company undergoes a Change of Control (as defined in the Still Independent Director Agreement), the vesting of these restricted stock units shall be accelerated to fully-vest the rights to these restricted stock units provided that the purchase price per share of the Company’s common stock in such transaction exceeds $2.50 per share.

As of December 31, 2024, Mr. Still had restricted stock units for 1,400,000 shares of common stock.

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PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee has selected Sadler, Gibb & Associates, LLC, or Sadler Gibb, as our independent registered public accounting firm for the year ending December 31, 2025, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting.

Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to select our independent registered public accounting firm, the Audit Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Sadler Gibb as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements for fiscal year 2025. If the stockholders do not ratify the selection of Sadler Gibb, the selection of our independent registered public accounting firm will be reconsidered by the Audit Committee; provided, however, the Audit Committee may select Sadler Gibb notwithstanding the failure of our stockholders to ratify its selection. If the appointment of Sadler Gibb is ratified, the Audit Committee will continue to conduct an ongoing review of Sadler Gibb’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Sadler Gibb at any time.

Sadler Gibb has served as the Company’s independent registered public accounting firm since November 29, 2011. Representatives from Sadler Gibb are not expected to be present at the Annual Meeting to be held on June 18, 2025.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of Sadler Gibb unless otherwise specified in the proxy.

Vote Required

The ratification of the selection of Sadler Gibb as the Company’s independent registered public accounting firm for the year ending December 31, 2025, requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The ratification of the selection of Sadler, Gibb & Associates, LLC is a routine matter under applicable stock exchange rules. Accordingly, broker non-votes are not expected for this Proposal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF SADLER, GIBB & ASSOCIATES, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

Independent Registered Public Accounting Firm Fees

Sadler Gibb provides services to the Company including examination of the Company’s annual and quarterly financial statements. The following summarizes aggregate fees billed to us by our independent registered public accounting firm, Sadler Gibb, for the fiscal years ended December 31, 2024 and 2023:

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$116,750	$93,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$116,750	$93,500

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Audit Fees

Represents the aggregate fees billed to us for each of the last two fiscal years for professional services rendered by the principal accountants for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagement for those fiscal years.

Audit-Related Fees

Represents the aggregate fees billed to us in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements that are not already reported in Audit Fees. These services may include accounting consultations and attestation services that are not required by statute. There were no fees billed under "Audit-Related Fees" in the last two fiscal years.

Tax Fees

Represents the aggregate fees billed to us in each of the last two fiscal years for professional services rendered by the principal accountants for tax compliance, tax advice, and tax planning. There were no fees billed under "Tax Fees" in the last two fiscal years.

All Other Fees

Represents the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountants to us, excluding those enumerated above. There were no fees billed under "All Other Fees" in the last two fiscal years.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

All audit and non-audit services by our independent registered public accounting firm are pre-approved by our Audit Committee. For audit services, the independent registered public accounting firm provides the Audit Committee with an audit plan, including proposed fees in advance of the annual audit. The Audit Committee approves the plan and fees for the audit.

Pursuant to its charter, the Audit Committee may establish pre-approval policies and procedures, subject to SEC and NYSE American rules and regulations, to approve audit and non-audit services; however, it has not yet done so.

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PROPOSAL 3 — NON-BINDING ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to approve, by a non-binding advisory vote, the compensation paid to our executive officers who are named in the Summary Compensation Table in this Proxy Statement, which we refer to as our named executive officers. We have disclosed the compensation of our named executive officers pursuant to rules adopted by the SEC.

The Compensation Committee has structured our executive compensation program to:

•	Attract and retain key executives;

•	Align executives’ interests with those of our stockholders;

•	Pay for performance; and

•	Reward achievement of short-term and long-term goals.

We believe that our executive compensation practices have fostered our success by:

•	Including reasonable vesting provisions for our equity awards;

•	Providing both cash and equity awards and an appropriate mix of these awards;

•	Establishing performance goals to reflect the individual contribution of each executive and Company-wide financial performance; and

•	Requiring achievement of long- and short-term Company goals before payment of certain compensation elements.

We urge stockholders to carefully read the section of this Proxy Statement entitled Compensation of Named Executive Officers, which provides the Summary Compensation Table and related compensation disclosures that follow it. Our board of directors and the Compensation Committee believe that the compensation policies and procedures described in this Proxy Statement are effective in achieving our compensation objectives.

Therefore, in accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we ask our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2025 Proxy Statement, as such compensation is disclosed in the Company’s 2025 Proxy Statement pursuant to the disclosure rules of the Securities and Exchange Commission, which disclosure includes the section entitled Compensation of Named Executive Officers, the Summary Compensation Table, and the related compensation tables, notes and narrative in the Proxy Statement for our Company’s 2025 Annual Meeting of Stockholders.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Because your vote is advisory, it will not be binding on the board of directors, the Compensation Committee or the Company. However, our board of directors and Compensation Committee value the opinions of our stockholders and will take into account the outcome of the stockholder vote on this Proposal at the Annual Meeting when considering future executive compensation arrangements. Unless the board of directors modifies its policy on the frequency of future advisory votes regarding the compensation of our named executive officers, the next advisory vote on such matter will be held at the 2026 annual meeting of stockholders.

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Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers disclosed in this Proxy Statement unless otherwise specified in the proxy.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be required to approve, on a non-binding advisory basis, the compensation of our named executive officers as described herein. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The advisory vote on compensation is a non-routine matter under applicable stock exchange rules. Broker non-votes, if any, will have no effect on the outcome of this Proposal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4 — APPROVAL OF SECOND AMENDMENT TO RESTATED CERTIFICATE TO INCREASE AUTHORIZED SHARES

On April 2, 2025, the board of directors of the Company unanimously approved, subject to stockholder approval, the Second Amendment to the Restated Certificate to increase the number of authorized shares of common stock, $0.001 par value per share, issuable under the Restated Certificate from 175,000,000 to 325,000,000.

The board of directors believes it is in the best interest of the Company and its stockholders to increase the number of authorized shares of common stock to give the Company greater flexibility in considering and planning for future potential business needs. Having the additional authorized shares available is important to our continued efforts to pursue our strategic goals. The additional shares of common stock will be available for issuance by the board of directors for various corporate purposes, including but not limited to, grants under employee stock plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, stock splits, stock dividends, as well as other general corporate transactions. If the authorization of an increase in the available common stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to achieve the corporate purposes set forth above.

The Restated Certificate currently authorizes the issuance of up to 175,000,000 shares of common stock. As of March 31, 2025, we had 100,746,467 shares of common stock outstanding, plus: (i) 36,281,306  shares of our common stock reserved for issuance upon the exercise of outstanding warrants, (ii) 12,024,345 shares of our common stock reserved for issuance upon the exercise of outstanding equity awards under the 2011 Equity Incentive Plan, the 2015 Stock Incentive Plan and the 2024 Stock Incentive Plan, and (iii) 3,590,418 shares of our common stock reserved for future issuance under the 2015 Stock Incentive Plan and 2024 Stock Incentive Plan.  Accordingly, as of March 31, 2025, the Company had only 22,357,464 shares of common stock available for issuance out of the 175,000,000 shares of common stock currently authorized. Any shares of common stock the Company may issue and sell from time to time pursuant to an offering, including by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, will further reduce the number of shares of common stock available for issuance under the Restated Certificate.

The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

If this Proposal is approved, the additional authorized shares may be issued at the discretion of the board of directors without further stockholder action, except as may be required by law or the rules of the NYSE American market. The adoption of the Second Amendment to the Restated Certificate would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, future issuances of shares of common stock could have a dilutive effect on earnings per share, voting power and percentage stockholdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. We do not believe, however, that the proposed Amendment would have an anti-takeover effect. The board of directors does not view the proposed increase in authorized common stock to be an anti-takeover measure, and we have not proposed the increase in the authorized number of shares of common stock with the intention of using the additional shares for anti-takeover purposes.

We believe that the potential risks are outweighed by the benefit that an increase in the number of available shares would provide in terms of additional flexibility to raise capital, recruit and retain employees and other service providers and execute our business plan. The board of directors believes that retaining the ability to act quickly on future opportunities that may require or be facilitated by additional stock issuances will benefit existing stockholders.

If the proposal is not approved and we do not have a sufficient number of shares of common stock available for future issuance, it could (i) delay the commercialization of our technologies or completion of projects, (ii) limit our ability to execute on our business plan and (iii) adversely impact our ability to pursue opportunities in which shares of our common stock could be issued that the board of directors may determine would otherwise be in the best interest of the Company and our stockholders, including financing and strategic transaction opportunities and employee recruitment and retention purposes, as described above.

If the Second Amendment to the Restated Certificate is approved, the Company intends to promptly file the Second Amendment to the Restated Certificate with the Secretary of State of the State of Delaware to reflect the increase in the authorized number of shares of common stock.  However, the board of directors may delay or abandon the filing of the Second Amendment to the Restated Certificate before or after adoption and approval by our stockholders. The form of the proposed Second Amendment to the Restated Certificate to effect the increase in authorized shares is attached as Appendix A to this Proxy Statement.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed Second Amendment to the Restated Certificate, except to the extent of their direct or indirect ownership of shares of our common stock, restricted stock units or options exercisable for our common stock.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of the Second Amendment to the Restated Certificate as disclosed in this Proxy Statement unless otherwise specified in the proxy.

Vote Required

Approval of this Proposal 4 for the Second Amendment to Restated Certificate to increase authorized shares requires that the votes cast for the Amendment exceed the votes cast against the Amendment. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or counted as a vote cast and will have no effect on the outcome of this Proposal. The approval of the Second Amendment to Restated Certificate to increase authorized shares is a routine matter under applicable stock exchange rules. Accordingly, broker non-votes are not expected for this Proposal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SECOND AMENDMENT TO THE RESTATED CERTIFICATE TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK ISSUABLE UNDER THE RESTATED CERTIFICATE FROM 175,000,000 TO 325,000,000.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or officer of the Company, including former officers and directors whom held their respective positions since the beginning of the last fiscal year, nor any proposed nominee for election as a director of the Company, or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will send only one copy of the Proxy Materials to stockholders who share a single address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Notice or Proxy Materials to a stockholder at a shared address to which a single copy of the Notice or Proxy Materials was delivered. You may make such a written or oral request by calling the Company or sending a written notification, stating your name, your shared address and the address to which the Company should direct the additional copy of the Notice or Proxy Materials, to VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, Attention: Rodney Rootsaert, Corporate Secretary, or by telephone at +1 (646) 650-1351. If multiple stockholders sharing an address have received one copy of the Notice or Proxy Materials, or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices to express your preference for future distributions. Additionally, if current stockholders with a shared address received multiple copies of the Notice or Proxy Materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, such request may also be made by mail or telephone to the Company’s principal executive offices.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our proxy statement with respect to our annual meeting of stockholders to be held in 2026 should arrange for such proposal to be delivered to us at our principal executive offices no later than January 5, 2026, in order to be considered for inclusion in our proxy statement relating to such annual meeting. Any notice of a stockholder proposal submitted after such date will be considered untimely. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC.

In addition, pursuant to our Restated Bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2026 annual meeting of stockholders that will not be included in our proxy statement must submit a notice of the proposal or nomination including the information required by our Restated Bylaws to us not earlier than February 19, 2026 nor later than March 21, 2026, or else it will be considered untimely and ineligible to be properly brought before the 2026 annual meeting of stockholders. However, if our 2026 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the one-year anniversary of the date of the previous year’s annual meeting, under our Restated Bylaws, for the notice by the stockholders to be timely it must be received by the secretary not earlier than the close of business on the 120th day prior to the 2026 annual meeting of stockholders and not later than the close of business on the later of (a) the 90th day prior to the 2026 annual meeting of stockholders, or (b) the tenth day following the date on which a Public Announcement of the date of such annual meeting is first made. “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones New Services, Associated Press or a comparable national news service, in a document publicly filed by the Company with the SEC pursuant to Section 12, 14, or 15(d) of the 1934 Act.

In addition to satisfying the foregoing requirements of our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 19, 2026.

Proposals should be delivered to VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014 Attention: Rodney Rootsaert, Corporate Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

WHERE YOU CAN GET ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC electronically on the SEC’s website, www.sec.gov. Our filings with the SEC are also available without charge on our website at https://ir.volition.com/sec-filings/all-sec-filings as soon as reasonably practicable after filing.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who own more than ten percent of any registered class of our equity securities registered pursuant to Section 12 of the Exchange Act, or Reporting Persons, to file with reports of ownership and reports of changes in ownership of securities with the SEC. Based solely on our review of the reports that have been filed by or on behalf of such Reporting Persons in this regard, and the representations made by our directors and executive officers to us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2024.

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OTHER MATTERS

The board of directors knows of no other matters to be submitted at this Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in accordance with their best judgment.

A Notice was mailed to our stockholders on or about May 5, 2025, which contained instructions on how to access the Proxy Materials on the Internet. You may obtain a complete copy of our 2024 Annual Report, with all exhibits filed therewith, from the SEC’s website at www.sec.gov under EDGAR filings or from our website at https://ir.volition.com/sec-filings/all-sec-filings. We will provide to you a copy of our 2024 Annual Report at no charge (excluding exhibits) by writing us c/o Corporate Secretary, VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, or by telephone at +1 (646) 650-1351. Exhibits filed with our 2024 Annual Report will be provided by us upon written request, in the same manner noted above, at a nominal per page charge. Information on our website is not part of the proxy soliciting material and is not incorporated herein by reference.

By order of the Board of Directors,

/s/ Cameron Reynolds
Cameron Reynolds President, Chief Executive Officer and Director

Henderson, Nevada

May 5, 2025

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APPENDIX A

FORM OF CERTIFICATE OF SECOND AMENDMENT

OF THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VOLITIONRX LIMITED,

a Delaware corporation

VolitionRx Limited, a Delaware corporation (the “Corporation”), organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

FIRST: The original Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware (the “Delaware Secretary”) on September 24, 1998 under the name “Standard Capital Corporation”, and amended and restated as filed with the Delaware Secretary on September 30, 2013.  The Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Delaware Secretary on October 7, 2016 (the “Second Amended and Restated Certificate of Incorporation”). The Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Delaware Secretary on July 2, 2024 (together with the Second Amended and Restated Certificate of Incorporation, the “Restated Certificate”).

SECOND: The Board of Directors of the Corporation (the “Board of Directors”) has duly adopted resolutions proposing and declaring advisable the following amendment to the Restated Certificate, directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Section 6.1 of Article 6 of the Second Amended and Restated Certificate of Incorporation, as amended, is hereby amended and restated in its entirety to read in full as follows:

“6.1 The aggregate number of shares of stock that the Corporation shall have authority to issue is Three Hundred Twenty-Five Million (325,000,000) shares, consisting of Three Hundred Twenty-Five Million (325,000,000) shares of common stock, par value $0.001 (“Common Stock”).”

THIRD:  That thereafter, pursuant to a resolution of the Board of Directors, the Annual Meeting of the Stockholders of the Corporation was duly called and held on June 18, 2025, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment of the Restated Certificate.

FOURTH: This Certificate of Second Amendment of the Second Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted and approved in accordance with the applicable provisions of Sections 222 and 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Second Amendment of the Second Amended and Restated Certificate of Incorporation to be executed by the undersigned duly authorized officer this _____ day of ____, 2025.

VOLITIONRX LIMITED

By:
Name:	Cameron Reynolds
Title:	President and Chief Executive Officer

A-1

VOLITIONRX LIMITED
C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Tuesday, June 17, 2025. Have your proxy card in hand, including your 16-digit control number, when you access the website and follow the instructions provided to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, June 17, 2025. Have your proxy card in hand, including your 16-digit control number, when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. Eastern Time on Tuesday, June 17, 2025.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V70913-P30932 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

VOLITIONRX LIMITED

The board of directors recommends you vote FOR each of the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dr. Phillip Barnes
02) Dr. Alan Colman
03) Mickie Henshall
04) Guy Innes
05) Kim Nguyen
06) Cameron Reynolds
07) Dr. Ethel Rubin
08) Timothy Still

The board of directors recommends you vote FOR the following proposals 2, 3 and 4:

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders:
The Notice of Annual Meeting of Stockholders, Proxy Statement and 2024 Annual Report on Form 10-K are available at www.proxyvote.com.

V70914-P30932

VOLITIONRX LIMITED
Annual Meeting of Stockholders
Wednesday, June 18, 2025, at 3:30 p.m. British Summer Time

This Proxy is Solicited by the Board of Directors

The undersigned, a stockholder of VolitionRx Limited, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2025 Annual Meeting of Stockholders to be held on Wednesday, June 18, 2025, at 3:30 p.m. British Summer Time, at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom. The undersigned hereby appoints Guy Innes and Rodney Rootsaert as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote ALL of the shares of the common stock in the Company, standing in the name of the undersigned at the 2025 Annual Meeting of Stockholders to be held on Wednesday, June 18, 2025 and any adjournment or postponement of such meeting, and, in their discretion to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting. Any prior proxy or voting instructions are hereby revoked.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE OF THIS PROXY; "FOR" THE RATIFICATION OF THE SELECTION OF SADLER, GIBB & ASSOCIATES, LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025; "FOR" THE APPROVAL, BY A NON-BINDING ADVISORY VOTE, OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE *COMPENSATION OF NAMED EXECUTIVE OFFICERS* SECTION OF THE PROXY STATEMENT; "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, $0.001 PAR VALUE PER SHARE, FROM 175,000,000 to 325,000,000; AND IN THEIR DISCRETION AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE THESE SHARES BY TELEPHONE, VIA THE INTERNET OR BY SIGNING AND RETURNING THIS PROXY BY MAIL.

Continued and to be signed on reverse side

Your **Vote** Counts!

VOLITIONRX LIMITED

2025 Annual Meeting of Stockholders
Vote by Tuesday, June 17, 2025
11:59 p.m. Eastern Time

VOLITIONRX LIMITED
C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

V70915-P30932

You invested in VOLITIONRX LIMITED and it's time to vote!

You have the right to vote on the proposals being presented at the 2025 Annual Meeting of Stockholders. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on Wednesday, June 18, 2025 at 3:30 p.m. British Summer Time.**

Get informed before you vote.

View the Notice of Annual Meeting of Stockholders, Proxy Statement and 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by request prior to Wednesday, June 4, 2025. If you would like to request a copy of the material(s) for the 2025 Annual Meeting of Stockholders and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

Wednesday, June 18, 2025
3:30 p.m. British Summer Time

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming 2025 Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Dr. Phillip Barnes 02) Dr. Alan Colman 03) Mickie Henshall 04) Guy Innes 05) Kim Nguyen 06) Cameron Reynolds 07) Dr. Ethel Rubin 08) Timothy Still	For
2.	To ratify the selection of Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the year ending December 31, 2025.	For
3.	To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers.	For
4.	To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's common stock, $0.001 par value par share, from 175,000,000 to 325,000,000.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V70916-P30932